================================================================================


                                    INDENTURE


                                      AMONG


                           APOGENT TECHNOLOGIES INC.,


                    THE SUBSIDIARY GUARANTORS PARTIES HERETO

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE

           2.25% SENIOR CONVERTIBLE CONTINGENT DEBT SECURITIES (CODES)
                                    DUE 2021


                          DATED AS OF OCTOBER 10, 2001


================================================================================

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                   Indenture
Act Section                                                        Section
---------------                                                   ---------

310(a)(1).......................................................       5.11
   (a)(2).......................................................       5.11
   (a)(3).......................................................        n/a
   (a)(4).......................................................        n/a
   (a)(5).......................................................       5.11
   (b)..........................................................  5.3; 5.11
   (c)..........................................................        n/a
311(a)..........................................................       5.12
   (b)..........................................................       5.12
   (c)..........................................................        n/a
312(a)..........................................................       2.10
   (b)..........................................................       14.3
   (c)..........................................................       14.3
313(a)..........................................................        5.7
   (b)..........................................................        n/a
   (c)..........................................................        n/a
   (d)..........................................................        n/a
314(a)..........................................................        9.4
   (b)..........................................................        n/a
   (c)..........................................................        n/a
   (d)..........................................................        n/a
   (e)..........................................................        n/a
   (f)..........................................................        n/a
315(a)..........................................................        5.2
   (b)..........................................................   5.2; 5.6
   (c)..........................................................        5.2
   (d)..........................................................        5.2
   (e)..........................................................       4.14

"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----


              ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.   Definitions...............................................................1
Section 1.2.   Incorporation by Reference of Trust Indenture Act........................13
Section 1.3.   Rules of Construction....................................................13

                            ARTICLE 2 THE SECURITIES

Section 2.1.   Title and Terms..........................................................14
Section 2.2.   Form of Securities.......................................................16
Section 2.3.   Legends..................................................................17
Section 2.4.   Execution, Authentication, Delivery and Dating of the Securities.........23
Section 2.5.   Registrar and Paying Agent...............................................23
Section 2.6.   Paying Agent to Hold Assets in Trust.....................................24
Section 2.7.   General Provisions Relating to Registration, Transfer and Exchange.......25
Section 2.8.   Book-Entry Provisions for the Global Securities..........................26
Section 2.9.   Transfer Provisions......................................................27
Section 2.10.  Holder Lists.............................................................30
Section 2.11.  Persons Deemed Owners....................................................30
Section 2.12.  Mutilated, Destroyed, Lost or Stolen Securities..........................30
Section 2.13.  Treasury Securities......................................................31
Section 2.14.  Temporary Securities.....................................................31
Section 2.15.  Cancellation.............................................................32
Section 2.16.  CUSIP Numbers............................................................32
Section 2.17.  Defaulted Interest.......................................................32

                        ARTICLE 3 DISCHARGE OF INDENTURE

Section 3.1.   Discharge of Liability on Securities.....................................32
Section 3.2.   Repayment to the Company.................................................33

                         ARTICLE 4 DEFAULTS AND REMEDIES

Section 4.1.   Events of Default........................................................33
Section 4.2.   Acceleration of Maturity; Rescission and Annulment.......................35
Section 4.3.   Other Remedies...........................................................36
Section 4.4.   Waiver of Past Defaults..................................................36
Section 4.5.   Control by Majority......................................................37
Section 4.6.   Limitation on Suit.......................................................37
Section 4.7.   Unconditional Rights of Holders to Receive Payment and to Convert........37
Section 4.8.   Collection of Indebtedness and Suits for Enforcement by the Trustee......38
Section 4.9.   Trustee May File Proofs of Claim.........................................38

Section 4.10.  Restoration of Rights and Remedies.......................................39
Section 4.11.  Rights and Remedies Cumulative...........................................39
Section 4.12.  Delay or Omission Not Waiver.............................................40
Section 4.13.  Priorities...............................................................40
Section 4.14.  Undertaking for Costs....................................................40
Section 4.15.  Waiver of Stay or Extension Laws.........................................41

                              ARTICLE 5 THE TRUSTEE

Section 5.1.   Certain Duties and Responsibilities......................................41
Section 5.2.   Certain Rights of Trustee................................................43
Section 5.3.   Individual Rights of Trustee.............................................43
Section 5.4.   Money Held in Trust......................................................44
Section 5.5.   Trustee's Disclaimer.....................................................44
Section 5.6.   Notice of Defaults.......................................................44
Section 5.7.   Reports by Trustee to Holders............................................44
Section 5.8.   Compensation and Indemnification.........................................44
Section 5.9.   Replacement of Trustee...................................................45
Section 5.10.  Successor Trustee by Merger, Etc. .......................................46
Section 5.11.  Corporate Trustee Required; Eligibility..................................46
Section 5.12.  Collection of Claims Against the Company.................................47

         ARTICLE 6 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 6.1.   Company May Consolidate, Etc., Only on Certain Terms.....................47
Section 6.2.   Successor Corporation Substituted........................................48

                  ARTICLE 7 AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 7.1.   Without Consent of Holders of CODES......................................48
Section 7.2.   With Consent of Holders of CODES.........................................49
Section 7.3.   Compliance with Trust Indenture Act......................................50
Section 7.4.   Revocation of Consents and Effect of Consents or Votes...................50
Section 7.5.   Notation on or Exchange of CODES.........................................51
Section 7.6.   Trustee to Sign Amendment, Etc. .........................................51

                      ARTICLE 8 MEETING OF HOLDERS OF CODES

Section 8.1.   Purposes for Which Meetings May Be Called................................51
Section 8.2.   Call Notice and Place of Meetings........................................52
Section 8.3.   Persons Entitled to Vote at Meetings.....................................52
Section 8.4.   Quorum; Action...........................................................52
Section 8.5.   Determination of Voting Rights; Conduct and Adjournment of Meetings......53
Section 8.6.   Counting Votes and Recording Action of Meetings..........................54

                               ARTICLE 9 COVENANTS

Section 9.1.   Payment of Principal, Redemption Price, Repurchase Price and Interest....54

Section 9.2.   Maintenance of Offices or Agencies.......................................54
Section 9.3.   Corporate Existence......................................................55
Section 9.4.   Reports..................................................................55
Section 9.5.   Compliance Certificate...................................................56
Section 9.6.   Resale of Certain CODES..................................................56
Section 9.7.   Tax Treatment of CODES...................................................56
Section 9.8.   Shelf Registration Statement.............................................56

                         ARTICLE 10 REDEMPTION OF CODES

Section 10.1.  Optional Redemption......................................................57
Section 10.2.  Notice to Trustee........................................................57
Section 10.3.  Selection of CODES to Be Redeemed........................................57
Section 10.4.  Notice of Redemption.....................................................58
Section 10.5.  Effect of Notice of Redemption...........................................59
Section 10.6.  Deposit and Payment of Redemption Price..................................59
Section 10.7.  CODES Redeemed in Part...................................................60

                 ARTICLE 11 REPURCHASE AT THE OPTION OF HOLDERS

Section 11.1.  Repurchase Rights........................................................60
Section 11.2.  Company Notice...........................................................61
Section 11.3.  Delivery of Repurchase Notice; Forms of Repurchase Notice; Withdrawal
                of Repurchase Notice....................................................62
Section 11.4.  Exercise of Repurchase Rights............................................63
Section 11.5.  Deposit and Payment of the Applicable Repurchase Price...................64
Section 11.6.  Effect of Delivery of Repurchase Notice and Purchase.....................65
Section 11.7.  Physical Securities Purchased in Part....................................65
Section 11.8.  Covenant to Comply With Securities Laws Upon Repurchase of Securities....65
Section 11.9.  Repayment to the Company.................................................65

                       ARTICLE 12 CONVERSION OF SECURITIES

Section 12.1.  Conversion Privilege.....................................................66
Section 12.2.  Conversion Procedure; Conversion Price; Fractional Shares................67
Section 12.3.  Adjustments of Conversion Price for Common Stock.........................69
Section 12.4.  Consolidation or Merger of the Company...................................78
Section 12.5.  Notice of Adjustment.....................................................79
Section 12.6.  Notice in Certain Events.................................................80
Section 12.7.  Company to Reserve Stock; Registration; Listing..........................80
Section 12.8.  Taxes on Conversion......................................................81
Section 12.9.  Conversion After Record Date.............................................81
Section 12.10. Company Determination Final..............................................82
Section 12.11. Responsibility of Trustee for Conversion Provisions......................82
Section 12.12. Unconditional Right of Holders to Convert................................82


                        ARTICLE 13 SUBSIDIARY GUARANTEES

Section 13.1.  Agreement to Guarantee...................................................82
Section 13.2.  Execution and Delivery of Guarantees.....................................83
Section 13.3.  Releases.................................................................84
Section 13.4.  No Recourse Against Others...............................................85
Section 13.5.  Future Subsidiary Guarantees.............................................85

               ARTICLE 14 OTHER PROVISIONS OF GENERAL APPLICATION

Section 14.1.  Trust Indenture Act Controls.............................................86
Section 14.2.  Notices..................................................................86
Section 14.3.  Communication by Holders with Other Holders..............................87
Section 14.4.  Acts of Holders of CODES.................................................87
Section 14.5.  Certificate and Opinion as to Conditions Precedent.......................88
Section 14.6.  Statements Required in Certificate or Opinion............................89
Section 14.7.  Effect of Headings and Table of Contents.................................89
Section 14.8.  Successors and Assigns...................................................89
Section 14.9.  Separability Clause......................................................89
Section 14.10. Benefits of Indenture....................................................90
Section 14.11. Governing Law............................................................90
Section 14.12. Counterparts.............................................................90
Section 14.13. Legal Holidays...........................................................90
Section 14.14. Recourse Against Others..................................................90


EXHIBITS

EXHIBIT A:      Form of Security.......................................................A-1
EXHIBIT B:      Assignment Form........................................................B-1
EXHIBIT C:      Form of Repurchase Notice for Optional Repurchase Rights...............C-1
EXHIBIT D:      Form of Repurchase Notice for Change of Control Repurchase Rights......D-1
EXHIBIT E:      Conversion Notice......................................................E-1
EXHIBIT F:      Rule 144A Certificate..................................................F-1
EXHIBIT G:      Form of Supplemental Indenture.........................................G-1

          INDENTURE, dated as of October 10, 2001, among Apogent Technologies Inc., a Wisconsin corporation, having its principal office at 48 Congress Street, Portsmouth, New Hampshire 03801 (the "COMPANY"), and the guarantors from time to time parties hereto and described below (collectively, the "GUARANTORS") and The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE"), having its principal corporate trust office at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 2.25% Senior Convertible Contingent Debt Securities (the "CODES") due 2021, together with the several guarantees forming a part thereof of the Guarantors (the "GUARANTEES" and, together with the CODES, the "SECURITIES") having the terms, tenor, amount and other provisions hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when the Securities are duly executed by the Company and the Guarantors and authenticated and delivered hereunder and duly issued by the Company and the Guarantors, the valid obligations of the Company and the Guarantors, and to make this Indenture a valid and binding agreement of the Company and the Guarantors, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1. DEFINITIONS.

          For all purposes of this Indenture and the Securities, the following terms are defined as follows:

          "ACT", when used with respect to any Holder of a Security, has the meaning specified in Section 14.4(a).

          "ADDITIONAL AMOUNTS" means the additional amounts that the Company and the Guarantors agree to pay if the Company and the Guarantors default in the registration of any Shelf Registration Statement, as specified in the Registration Rights Agreement.

          "ADJUSTED INTEREST RATE" means, with respect to any Reset Transaction, the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers engaged in the trading of convertible securities selected by the Company or its successor as the rate at which interest on the CODES should accrue so that the Fair Market Value, expressed in dollars, of a CODES immediately after the later of:

               (1) the public announcement of such Reset Transaction; or

               (2) the public announcement of a change in dividend policy in connection with such Reset Transaction,

     will equal most closely the average Trading Price of a CODES for the 20 Trading Days preceding the date of such public announcement; provided that the Adjusted Interest Rate shall not be less than 2.25% per annum.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGENT MEMBER" has the meaning specified in Section 2.8.

          "BANKRUPTCY LAW" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors.

          "BOARD OF DIRECTORS" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

          "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "BUSINESS DAY", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as applicable, are authorized or obligated by law to close.

          "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in equity of such Person, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and preferred stock.

          "CHANGE OF CONTROL" means the occurrence of any of the following after the original issuance of the Securities when any of the following has occurred:

               (1) the acquisition by any "person", including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchase, merger or other acquisition transactions of shares of the Company's Capital Stock entitling such person to exercise 50% or more of the total voting power of all shares of the Company's Capital Stock entitled to vote generally in elections of directors, other than any acquisition by the Company, any of its Subsidiaries or any of its employee benefit plans (except that such person shall be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition);

               (2) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

               (3) any consolidation or merger of the Company with or into any other person (which for purposes of this definition has the meaning set forth in Section 13(d)(3) of the Exchange Act), any merger of another person into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the properties and assets of the Company to another person, other than in each case (x) any transaction (i) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Capital Stock of the Company and (ii) pursuant to which holders of Capital Stock of the Company immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of Capital Stock of the Company entitled to vote generally in the election of directors of the continuing or surviving person immediately after such transaction or (y) any such merger solely for the purpose of changing the jurisdiction of incorporation of the Company and resulting in a reclassification, conversion or exchange of outstanding Common Stock solely into shares of the common stock of the surviving entity;

     provided, however, that a Change of Control shall not be deemed to have occurred if the Sale Price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control, in the case of a Change of Control under clause (1) above, or the period of 10 consecutive Trading Days ending immediately before the Change of Control, in the case of a Change of Control under clause (2) above, shall equal or exceed 110% of the Conversion Price of the CODES in effect on each such Trading Day or at least 90% of the consideration in the transaction or transactions constituting a Change of Control consists of shares of Common Stock traded or to be traded immediately following such Change of Control on a national securities exchange or the Nasdaq National Market and, as a result of the transaction or transactions, the CODES become convertible solely into such Common Stock (and any rights attached thereto).

          "CHANGE OF CONTROL REPURCHASE DATE" has the meaning specified in
     Section 11.1(b) hereof.

          "CHANGE OF CONTROL REPURCHASE PRICE" has the meaning specified in
     Section 11.1(b) hereof.

          "CLEARSTREAM" means Clearstream Banking, societe anonyme (formerly Cedelbank).

          "CLOSING DATE" means October 10, 2001 or such later date on which the Securities may be delivered pursuant to the Purchase Agreement.

          "CODES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "COMMISSION" means the Securities and Exchange Commission or any successor agency.

          "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.2 hereof, shares issuable on conversion of the CODES shall include only shares of the class designated as Common Stock, par value $0.01 per share, of the Company at the date of execution of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "COMPANY" means the corporation named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "COMPANY NOTICE" has the meaning specified in Section 11.2(a).

          "COMPANY ORDER" means a written order signed in the name of the Company by any Officer.

          "CONTINGENT INTEREST" has the meaning specified in Section 2.1(d) hereof.

          "CONTINGENT PAYMENT REGULATIONS" has the meaning specified in Section
     9.7 hereof.

          "CONTINUING DIRECTORS" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of the Board of Directors on October 10, 2001 or (ii) was nominated for election or elected to the Board of Directors with the approval of two-thirds of the Continuing Directors who were members of the Board of Directors at the time of a new director's nomination or election.

          "CONVERSION AGENT" means any Person authorized by the Company to convert CODES in accordance with Article 12. Initially, the Conversion Agent shall be The Bank of New York.

          "CONVERSION DATE" means, with respect to any Holder, the date on which such Holder has satisfied all the requirements to convert its CODES.

          "CONVERSION PERIOD" means the period from and including the 30th Trading Day in a fiscal quarter to, but not including, the 30th Trading Day in the immediately following fiscal quarter.

          "CONVERSION PRICE" means the principal amount of CODES that can be exchanged for one share of Common Stock (initially approximately $30.49), subject to adjustments set forth herein.

          "CONVERSION RATE" means the number of shares of Common Stock into which each $1,000 principal amount of CODES is convertible, which is initially 32.7955, subject to adjustments as set forth herein.

          "CONVERSION VALUE" means, on any day, the product of the Sale Price for the Common Stock on such day multiplied by the then-current Conversion Rate.

          "CORPORATE TRUST OFFICE" means for purposes of presentation or surrender of CODES for payment, registration, transfer, exchange or conversion or for service of notices or demands upon the Company or for any other purpose of this Indenture, the office of the Trustee located in New York, New York at which at any particular time its corporate trust business shall be administered (which at the date of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286).

          "CORPORATION" means any corporation, association, limited liability company, company and business trust.

          "CREDIT AGREEMENT" means the bank credit agreement dated as of December 1, 2000 among the Company, the Guarantors and the several lenders parties thereto, as such Credit Agreement is amended, modified or supplemented from time to time in accordance with the terms thereof.

          "CURRENT MARKET PRICE" has the meaning set forth in Section 12.3(g).

          "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          "DEFAULT" means an event which is, or after notice or lapse of time or both would be, an Event of Default.

          "DEFAULTED PAYMENT" has the meaning specified in Section 4.1(b).

          "DEFAULTED INTEREST" has the meaning specified in Section 2.17.

          "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

          "DIVIDEND YIELD" on any security for any period means the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security for such period divided by, if with respect to dividends paid on such security, the average Trading Price of such security during such period and, if with respect to dividends proposed to be paid on such security, the Trading Price of such security on the effective date of the related Reset Transaction.

          "DOLLAR" or "$" means a U.S. dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

          "EVENT OF DEFAULT" has the meaning specified in Section 4.1.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission thereunder.

          "EXCLUDED SUBSIDIARY" means any Subsidiary of the Company that is not or has ceased to be a guarantor of the Company's indebtedness under the Credit Agreement.

          "EXPIRATION TIME" has the meaning specified in Section 12.3(f).

          "EXCESS AMOUNT" has the meaning specified in Section 12.3(f).

          "EX-DIVIDEND TIME" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

          "FAIR MARKET VALUE" has the meaning set forth in Section 12.3(g).

          "GAAP" has the meaning set forth in Section 1.3.

          "GLOBAL SECURITY" has the meaning specified in Section 2.2.

          "GUARANTEE" means the obligations of the Guarantors described herein.

          "GUARANTORS" means (i) each Subsidiary listed as a signatory to this Indenture and (ii) each Person who becomes a Guarantor pursuant to Section
     13.5 of this Indenture; provided that, pursuant to Section 13.3 of this Indenture, a Subsidiary shall no longer be deemed a Guarantor if it is no longer a guarantor under the Credit Agreement.

          "HOLDER", when used with respect to any Security, including any Global Security, means the Person in whose name the Security is registered in the Register.

          "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "INITIAL PURCHASERS" mean Lehman Brothers Inc., Credit Suisse First Boston Corporation and Banc of America Securities LLC, as initial purchasers under the Purchase Agreement.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "INTEREST" means, with respect to any CODES, the interest payable on such CODES based upon the applicable Interest Rate.

          "INTEREST PAYMENT DATE" means each of April 15 and October 15, provided, however, that if any such date is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day.

          "INTEREST RATE" has the meaning specified in Section 2.1(c).

          "MATURITY" means the date on which the Outstanding principal amount, Redemption Price or Repurchase Price with respect to such CODES becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a repurchase right or otherwise.

          "NASDAQ NATIONAL MARKET" means the National Association of Securities Dealers Automated Quotation National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

          "NON-INSTITUTIONAL ACCREDITED INVESTOR" means a Person that is an "accredited investor" as that term is defined in Rule 501(a)(4), (5) or
     (6) under the Securities Act.

          "NON-ELECTING SHARE" has the meaning specified in Section 12.4.

          "OBLIGATIONS" means any principal, interest accruing on or after the filing of any petition of bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, additional amounts, guarantees and other liabilities or amounts payable under the documentation governing any indebtedness or in respect thereto.

          "OFFICER" of the Company means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice President or the Secretary or any Assistant Secretary of the Company.

          "OFFICERS' CERTIFICATE" means, with respect to the Company, a certificate signed by both (1) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (2) so long as not the same as the officer signing pursuant to clause (1), the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (and may include directors or employees of the Company) and in form and substance acceptable to the Trustee.

          "OPTIONAL REPURCHASE DATE" has the meaning specified in Section 11.1(a) hereof.

          "OPTIONAL REPURCHASE PRICE" has the meaning specified in Section 11.1(a) hereof.

          "OPTIONAL REPURCHASE RIGHT" has the meaning specified in Section 11.1(a) hereof.

          "OUTSTANDING", when used with respect to CODES, means, as of the date of determination, all CODES theretofore authenticated and delivered under this Indenture, except CODES:

               (1) previously canceled by the Trustee or delivered to the Trustee for cancellation;

               (2) for the payment or redemption of which money in the necessary amount has been previously deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such CODES; provided, however, that if such CODES are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and

               (3) which have been paid in exchange for or in lieu of other Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Security in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding CODES are present at a meeting of Holders of CODES for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, CODES held for the account of the Company or of any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only CODES which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.

          "PAYING AGENT" has the meaning specified in Section 2.5.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "PHYSICAL SECURITIES" means Securities issued in definitive, fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legend as provided in Section 2.3.

          "PLACE OF CONVERSION" means any city in which any Conversion Agent is located.

          "PLACE OF PAYMENT" means any city in which any Paying Agent is located.

          "PREDECESSOR SECURITY" of any particular Security, means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.12 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "PURCHASE AGREEMENT" means the Purchase Agreement, dated October 4, 2001, among the Company, the Guarantors and the Initial Purchasers relating to the offering and sale of the Securities.

          "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

          "RECORD DATE" has the meaning assigned to it in Section 12.3(g).

          "REDEMPTION DATE", when used with respect to any CODES to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "REDEMPTION PRICE", when used with respect to any CODES to be redeemed, means 100% of the principal amount of the CODES.

          "REFERENCE DEALER" means a dealer engaged in the trading of convertible securities selected by the Company for the purpose for which such dealers are quoted or otherwise to which they are referred herein.

          "REFERENCE PERIOD" has the meaning set forth in Section 12.3(d).

          "REGISTER" has the meaning specified in Section 2.5.

          "REGISTRAR" has the meaning specified in Section 2.5.

          "REGISTRATION RIGHTS AGREEMENT" means the Resale Registration Rights Agreement dated October 10, 2001 among the Company, the Guarantors and the Initial Purchasers.

          "REGULAR RECORD DATE" for the Interest (including Contingent Interest) payable on the CODES means April 1 and October 1 (whether or not a Business
     Day), as applicable, next preceding the corresponding Interest Payment
     Date.

          "REPURCHASE DATE" has the meaning specified in Section 11.1(b) hereof.

          "REPURCHASE NOTICE" has the meaning specified in Section 11.2(a) hereof.

          "REPURCHASE PRICE" has the meaning specified in Section 11.1(b) hereof.

          "REPURCHASE RIGHT" has the meaning specified in Section 11.1(b) hereof.

          "RESET TRANSACTION" means any of (1) a merger, consolidation or statutory share exchange to which the entity that is the issuer of the shares of the common stock into which the CODES are then convertible is a party, (2) a sale of all or substantially all the assets of that entity,
     (3) a recapitalization of that common stock or (4) a distribution contemplated by Section 12.3(d), in any case, after the effective date of which transaction or distribution the CODES would be convertible into either:

               (a) shares of an entity, the common stock of which had a Dividend Yield for the four fiscal quarters of such entity immediately preceding the public announcement of such transaction or distribution that was more than 2.5% higher than the Dividend Yield on the Common Stock (or other common stock then issuable upon a conversion of the CODES) for the four fiscal quarters preceding the public announcement of such transaction or distribution; or

               (b) shares of an entity that announces a dividend policy prior to the effective date of such transaction or distribution which policy, if implemented, would result in a Dividend Yield on such entity's common stock for the next four fiscal quarters that would result in such a 2.5% increase.

          "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee, including any vice president, assistant vice president, assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "RESTRICTED SECURITIES" means the Securities defined as such in
     Section 2.3.

          "RESTRICTED SECURITIES LEGEND" has the meaning set forth in Section 2.3(a).

          "ROLL-UP DATE" means December 31, 2002 and the last day of any calendar month in which the consolidated net sales or consolidated total assets of the companies which are then Guarantors of the CODES becomes less than 90% of the consolidated net sales or consolidated total assets, as the case may be, of the entities which then guarantee the Company's obligations under the Credit Agreement.

          "RULE 144" means Rule 144 as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "RULE 144A" means Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "SALE PRICE" of a security on any date of determination means:

               (1) the closing sale price (or, if no closing sale price is reported, the last reported sale price) of a security (regular way) on the New York Stock Exchange on that date;

               (2) if that security is not listed on the New York Stock Exchange on that date, the closing sale price as reported in the composite transactions for the principal U.S. securities exchange on which that security is listed;

               (3) if that security is not so listed on a U.S. national or regional securities exchange, the closing sale price as reported by the Nasdaq National Market;

               (4) if that security is not so reported, the last price quoted by Interactive Data Corporation for that security or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by us; or

               (5) if that security is not so quoted, the average of the mid-point of the last bid and ask prices for that security from at least two dealers recognized as market-makers for that security.

          "SECURITIES" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "SECURITIES ACT" means the Securities Act of 1933, as amended and the rules and regulations of the Commission thereunder.

          "SIGNIFICANT SUBSIDIARY" has the meaning assigned to it under Rule 405 of the Securities Act.

          "SHELF REGISTRATION STATEMENT" means any registration statement to be filed by the Company and the Guarantors covering resales by Holders of the Securities and the Common Stock issuable upon conversion of the CODES, as specified in the Registration Rights Agreement.

          "SPIN-OFF" has the meaning assigned to it in Section 12.3(d).

          "STATED MATURITY" has the meaning assigned to it in Section 2.1(b).

          "SUBSIDIARY" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S. Code
     Section 77aaa-77bbbb), as in effect on the date of this Indenture; provided, however, that in the event the TIA is amended after such date, "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended, or any successor statute.

          "TRADING DAY" means:

               (1) if the applicable security is listed or admitted for trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for business;

               (2) if that security is not listed on the New York Stock Exchange, a day on which trades may be made on the Nasdaq National Market;

               (3) if that security is not so listed on the New York Stock Exchange and not quoted on the Nasdaq National Market, a day on which the principal U.S. securities exchange on which the securities are listed is open for business; or

               (4) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "TRADING PRICE" of a CODES on any date of determination means:

               (1) the average of the secondary market bid quotations per CODES obtained by the Company for $10,000,000 principal amount of the CODES at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company;

               (2) if at least three such bids cannot reasonably be obtained by the Company, but two such bids are obtained, then the average of the two bids shall be used;

               (3) if only one such bid can reasonably be obtained by the Company, this one bid shall be used; or

               (4) if the Company cannot reasonably obtain at least one bid for $10,000,000 principal amount of the CODES from a nationally recognized securities dealer or in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the CODES, then the trading price of the CODES will equal (i) the then-applicable conversion rate of the CODES multiplied by (ii) the sale price of the Company's Common Stock on such determination date.

          "TRANSFER AGENT" means Fleet National Bank, a national banking association. "TRIGGER EVENT" has the meaning specified in Section 12.3(d).

          "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "VICE PRESIDENT", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "VOTING STOCK" means with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

          SECTION 1.2. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "INDENTURE SECURITIES" means the Securities;

          "INDENTURE SECURITY HOLDER" means a Holder;

          "INDENTURE TO BE QUALIFIED" means this Indenture;

          "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

          "OBLIGOR" on the Securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

          SECTION 1.3. RULES OF CONSTRUCTION.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder ("GAAP");

               (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (4) all references to section and article numbers in this Indenture shall refer to sections and articles hereof, unless otherwise specified.

                                   ARTICLE 2

                                 THE SECURITIES

          SECTION 2.1. TITLE AND TERMS.

          (a) The CODES shall be designated as the "2.25% Senior Convertible Contingent Debt Securities due 2021" of the Company. The aggregate principal amount of CODES which may be authenticated and delivered under this Indenture is limited to $250 million (or $300 million if the option set forth in Section 2 of the Purchase Agreement is exercised in full), except for CODES authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of other CODES pursuant to Sections 2.7, 2.8, 2.12, 7.5 or 10.7, hereof. The CODES shall be issuable in denominations of $1,000 or integral multiples thereof.

          (b) The CODES shall mature on October 15, 2021 (the "STATED
MATURITY").

          (c) The CODES shall bear Interest from October 10, 2001 until the principal amount thereof is paid or made available for payment, or until such date on which the CODES are converted, redeemed or purchased as provided herein,
(i) prior to the occurrence of a Reset Transaction, 2.25% per annum, and (ii) following the occurrence of a Reset Transaction, the Adjusted Interest Rate related to such Reset Transaction to, but not including, the effective date of any succeeding Reset Transaction (as adjusted, if at all, the "INTEREST RATE"). Interest shall be payable semiannually in arrears on each Interest Payment Date. The Interest Payment Dates for the CODES shall be April 15 and October 15 of each year, commencing April 15, 2002, with interest payable in Dollars to Holders in whose names the CODES are registered at the close of business on the preceding April 1 and October 1, respectively, of each year (or, if such date is not a Business Day, at the close of business on the immediately succeeding Business Day).

          (d) In addition, interest (the "CONTINGENT INTEREST") will accrue on each CODES during any six-month period from April 15 to October 14 and from October 15 to April 14, as appropriate, commencing with the six-month period beginning April 15, 2002, if the average Trading Price of a CODES for the five Trading Days ending on the second Trading Day immediately preceding the beginning of the relevant six-month period equals 120% or more of the principal amount of such CODES. The rate of Contingent Interest payable in respect of any six-month period will equal the greater of (i) a per annum rate equal to 5.0% of our estimated per annum borrowing rate for senior non-convertible fixed-rate indebtedness with a maturity date comparable to the CODES and (ii) 0.30% per annum, in each case based on the outstanding principal amount of the CODES. Contingent Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Upon determination that Holders of CODES will be entitled to receive Contingent Interest during any relevant six-month period, on or prior to the start of the relevant six-month period, the Company shall issue a press release and publish information with respect to any Contingent Interest on its web site. The Company shall pay Contingent Interest, if any, in the same manner as it shall pay Interest pursuant to Section 2.1(c) hereof and the obligations of Holders in respect of the payment of Contingent Interest in connection with the conversion of any CODES will also be the same as described in Section 2.1(c) hereof.

          (e) Interest (including Contingent Interest) on the CODES shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and
(ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month. For purposes of determining the Interest Rate, the Trustee may assume that a Reset Transaction has not occurred unless the Trustee has received an Officers' Certificate stating that a Reset Transaction has occurred and specifying the Adjusted Interest Rate then in effect.

          (f) Interest (including Contingent Interest) shall be due and payable on a CODES as follows:

               (1) A registered Holder of any CODES as of the close of business on a Regular Record Date shall be entitled (except as otherwise indicated in this Section 2.1(f)) to receive and shall receive, as the registered Holder as of such Regular Record Date, Interest (including Contingent Interest) on such CODES on the corresponding Interest Payment Date (other than any CODES whose Stated Maturity is prior to such Interest Payment Date).

               (2) In the event that a CODES becomes subject to redemption pursuant to Article 10 and the Redemption Date occurs after a Regular Record Date, the Person whose CODES become subject to redemption (and only such Person rather than the Holder as of such Regular Record
          Date) shall be entitled to receive and shall receive accrued and unpaid Interest (including Contingent Interest) from the preceding Interest Payment Date (or such earlier date on which Interest, including Contingent Interest, if any, was last paid) to but not including the Redemption Date on such CODES, even if such person is not the Holder of such CODES.

               (3) In the event that a CODES becomes subject to purchase pursuant to Article 11, a Holder of any CODES who exercises a repurchase right with respect to such CODES shall be entitled to receive and shall receive Interest (including

          Contingent Interest) to but not including the applicable purchase date for such CODES, which amount shall be included in the applicable purchase price thereof.

               (4) In the event that a CODES is converted pursuant to Article 12, the Holder who converts such CODES on any date other than an Interest Payment Date shall not be entitled to accrued and unpaid Interest (including Contingent Interest) from the preceding Interest Payment Date until the Conversion Date, or otherwise, on such CODES, such amounts being deemed to have been paid by receipt of shares of Common Stock in full rather than canceled, extinguished or forfeited; and, accordingly, a Holder which converts a CODES after a Regular Record Date but prior to the corresponding Interest Payment Date will receive accrued and unpaid Interest (including Contingent Interest) for such period on such Interest Payment Date but will be required to remit to the Company an amount equal to that Interest (including Contingent Interest) at the time such Holder surrenders the CODES for conversion, provided that such Holder will not be required to remit such Interest (including Contingent Interest) if, prior to conversion, the Company has called such CODES for redemption and the Holder converts such CODES prior to the applicable Redemption Date.

          (g) Payment of any principal, Redemption Price, Repurchase Price and Interest and Contingent Interest, if any, on, Global Securities shall be payable by the Company to the Depositary in immediately available funds.

          (h) Payment of any principal on Physical Securities shall be made at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest including Contingent Interest, if any, on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon written application to the Registrar not later than the relevant record date by a Holder of a principal amount of Securities in excess of $5,000,000, wire transfer in immediately available funds, which application shall remain in effect until the Holder notifies, in writing, the Registrar to the contrary.

          (i) The CODES are redeemable at the option of the Company as provided in and subject to Article 10.

          (j) The CODES shall be purchased by the Company at the option of Holders as provided in and subject to Article 11.

          (k) The CODES shall be convertible at the option of the Holders as provided in and subject to Article 12.

          (l) The CODES shall be jointly and severally guaranteed by the Guarantors as provided in Article 13 hereof.

          SECTION 2.2. FORM OF SECURITIES.

          (a) Except as otherwise provided pursuant to this Section 2.2, the Securities are issuable in fully registered form without coupons, in substantially the form of Exhibit A hereto, with such applicable legends as are provided for in Section 2.3. The Securities are not issuable in bearer form. The terms and provisions contained in the form of Security shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (b) The Securities are being offered and sold by the Company pursuant to the Purchase Agreement. Securities offered and sold to QIBs in accordance with Rule 144A as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in fully registered form without interest coupons, substantially in the form of Exhibit A hereto, with the applicable legends as provided in Section 2.3 (each a "GLOBAL SECURITY" and collectively the "GLOBAL SECURITIES"). Each Global Security shall be duly executed by the Company and authenticated and delivered by the Trustee, and shall be registered in the name of the Depositary or its nominee and retained by the Trustee, as Custodian, at its Corporate Trust Office. The aggregate Principal Amount at Maturity of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as Custodian, and of the Depositary or its nominee, as hereinafter provided.

          (c) Physical Securities acquired by QIBs in accordance with Rule 144A may be exchanged for interests in Global Securities pursuant to Sections 2.8(d) and 2.9(b) only. Physical Securities shall be duly executed by the Company and authenticated and delivered by the Trustee shall be registered in the name of the Institutional Accredited Investor purchasing such Security pursuant to
Section 2.9(a).

          SECTION 2.3. LEGENDS.

          (a) Restricted Securities Legends.

          Each Security issued hereunder shall, upon issuance, bear the legend set forth in Section 2.3(a)(i), and each share of Common Stock issued upon conversion of any Security issued hereunder, shall, upon issuance, bear the legend set forth in Section 2.3(a)(ii) (each such legend, a "RESTRICTED SECURITIES LEGEND"), and such legend shall not be removed except as provided in
Section 2.3(a)(iii). Each Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(i) (together with each share of Common Stock issued upon conversion of such Security that bears or is required to bear the Restricted Securities Legend set forth in Section 2.3(a)(ii), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.3(a) (including the Restricted Securities Legend set forth below), and the Holder of each such Restricted Security, by such Holder's acceptance thereof, shall be deemed to have agreed to be bound by the restrictions on transfer set forth herein.

          As used in Section 2.3(a), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          (i) Restricted Securities Legend for Securities.

          Except as provided in Section 2.3(a)(iii), until two years after the original issuance date of any Security, any certificate evidencing such Security (and all Securities issued in exchange therefor or substitution thereof, other than share of Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.3(a)(ii), if applicable) shall bear a Restricted Securities Legend in substantially the following form:

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

          (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2),
          (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE PRINCIPAL AMOUNT OF CODES;

          (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE THIS SECURITY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING CODES IN AN AGGREGATE PRINCIPAL AMOUNT OF AT LEAST $100,000, AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

          (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(E) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(D) OR 2(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY.

          (ii) Restricted Securities Legend for Common Stock Issued Upon Conversion of the Securities.

          Until two years after the original issuance date of any Security, any stock certificate representing Common Stock issued upon conversion of such Security shall bear a Restricted Securities Legend in substantially the following form:

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED,

          (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH 144A UNDER THE SECURITIES ACT,
          (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION

          UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING COMMON STOCK IN AN AGGREGATE PRINCIPAL AMOUNT OF AT LEAST $100,000 AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO FLEET NATIONAL BANK AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER;

          (2) PRIOR TO ANY SUCH TRANSFER OTHER THAN A TRANSFER PURSUANT TO CLAUSE (1)(E) ABOVE, IT WILL FURNISH TO FLEET NATIONAL BANK (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND

          (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO A CLAUSE
          (1)(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE (1)(E) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED.

          (iii) Removal of the Restricted Securities Legends.

          Each Security or share of Common Stock issued upon conversion of any CODES (other than shares of Common Stock issued upon conversion of a CODES that previously were sold pursuant to a registration statement that has been declared effective under the Securities Act and which continues to be effective at the time of such sale) shall bear the applicable Restricted Securities Legend set forth in Section 2.3(a)(i) or 2.3(a)(ii), as applicable, until the earlier of:

               (1) the date which is two years after the original issuance date of such Security; and

               (2) the date such Security has, or such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale).

The Holder must give notice thereof to the Trustee, as applicable.

          In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then, the references in the restrictive legends set forth above to "TWO YEARS", and in the corresponding transfer restrictions described above, the Securities and the shares of Common Stock will be deemed to refer to such shorter period, from and after receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel to that effect. As soon as practicable after the Company knows of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would cause a violation of, the federal securities laws applicable at the time, the Company will provide to the Trustee an Officers' Certificate and an Opinion of Counsel as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

          Notwithstanding the foregoing, the Restricted Securities Legend may be removed if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Securities or Common Stock will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Securities another Security or Securities having an equal aggregate principal amount at Maturity, Issue Price and Stated Maturity that does not bear such legend. If the Restricted Securities Legend has been removed from a Securities as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a Restricted Securities Legend to appear thereon.

          Any Security (or security issued in exchange or substitution thereof) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(i) as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Registrar in accordance with the provisions of Section 2.7 hereof, be exchanged for a new Security or Securities, of like tenor and aggregate Principal Amount at Maturity, Issue Price and Stated Maturity which shall not bear the Restricted Securities Legend required by Section 2.3(a)(i).

          Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the Restricted Securities Legend set forth in Section 2.3(a)(ii) as set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the Transfer Agent, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the Restricted Securities Legend required by Section 2.3(a)(ii).

          (b) Global Security Legend.

          Each Global Security shall also bear the following legend on the face thereof:

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

          (c) Legend for Physical Securities.

          Physical Securities, in addition to the legend set forth in Section 2.3(a)(i), will also bear a legend substantially in the following form:

          THIS SECURITY WILL NOT BE ACCEPTED IN EXCHANGE FOR A BENEFICIAL INTEREST IN A GLOBAL SECURITY UNLESS THE HOLDER OF THIS SECURITY, SUBSEQUENT TO SUCH EXCHANGE, WILL HOLD EITHER NO SECURITIES OR A MINIMUM AGGREGATE BENEFICIAL

          INTEREST IN THE SECURITIES OF AT LEAST (I) TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), IF SUCH HOLDER IS A NON-INSTITUTIONAL INSTITUTIONAL ACCREDITED INVESTOR, OR (II) TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000), IF SUCH HOLDER IS AN INSTITUTIONAL ACCREDITED INVESTOR.

          SECTION 2.4. EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF THE SECURITIES.

          (a) Two Officers shall execute the Securities on behalf of the Company by manual or facsimile signature. Securities bearing the manual or facsimile signatures of individuals who were at the time of the execution of the Securities the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of authentication of such Securities.

          (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Company with respect to the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

          (c) Each Security shall be dated the date of its authentication. The Trustee shall authenticate and deliver Securities for original issue in an aggregate principal amount of up to $200 million (or $240 million if the Initial Purchasers' option set forth in Section 2 of the Purchasing Agreement is exercised in full) upon one or more Company Orders without any further action by the Company. The aggregate principal amount of Securities Outstanding at any time may not exceed the amount set forth in the foregoing sentence.

          SECTION 2.5. REGISTRAR AND PAYING AGENT.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "REGISTRAR") and an office or agency where Securities may be presented for payment (the "PAYING AGENT"). The Registrar shall keep a register of the Securities (the "REGISTER") and of their transfer and exchange. The Company may appoint one or more co-Registrars and one or more additional Paying Agents for the Securities. The term "Paying Agent" includes any additional paying agent and the term

"Registrar" includes any additional registrar. The Company may change any Paying Agent or Registrar without prior notice to any Holder.

          The Company will cause each Paying Agent (other than The Bank of New
York) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

               (1) hold all sums of money or Common Stock held by it for the payment of any amounts due and payable in respect of the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture;

               (2) give the Trustee notice of any Default by the Company in the making of any such payment; and

               (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent or Registrar; provided, however, that none of the Company, its subsidiaries or the Affiliates of the foregoing shall act:

               (1) as Paying Agent in connection with redemptions, offers to purchase and discharges, except as otherwise specified in this Indenture, and

               (2) as Paying Agent or Registrar if a Default or Event of Default has occurred and is continuing.

          The Company hereby initially appoints The Bank of New York as Registrar and Paying Agent for the Securities.

          SECTION 2.6. PAYING AGENT TO HOLD ASSETS IN TRUST.

          Not later than 10:00 a.m. (New York City time) on or prior to each due date of payments in respect of any Security, the Company shall deposit with one or more Paying Agents a sum of money in immediately available funds or Common Stock sufficient to make such payments when so becoming due. The Company at any time may require a Paying Agent to pay all money or Common Stock held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money or Common Stock so paid over to the Trustee.

          The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and Common Stock held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any Default by the Company in making any such payment. At any time during the continuance of any such Default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and Common Stock so held in trust.

          If the Company shall act as a Paying Agent, it shall, prior to or on each such due date, segregate and hold in trust for the benefit of the Holders a sum sufficient with monies held by all other Paying Agents, to pay such amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as provided in this Indenture, and shall promptly notify the Trustee of its action or failure to act.

          SECTION 2.7. GENERAL PROVISIONS RELATING TO REGISTRATION, TRANSFER AND EXCHANGE.

          The Securities are issuable only in registered form. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Global Security shall be required to be reflected in a book-entry. Notwithstanding the foregoing, in the case of a Restricted Security, a beneficial interest in a Global Security that is transferred in reliance on an exemption from the registration requirements of the Securities Act other than in accordance with Rule 144, Regulation S or Rule 144A may only be transferred for a Physical Security.

          When Securities are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements hereunder for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder). Subject to Section 2.4, to permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Sections 2.14, 7.5 or 10.7).

          Neither the Company nor the Registrar shall be required to exchange or register a transfer of any Securities:

               (1) for a period of 15 days prior to the day of mailing of notice of redemption of Securities under Article 10 hereof;

               (2) so selected for redemption or, if a portion of any Security is selected for redemption, such portion thereof selected for redemption; or

               (3) surrendered for conversion or, if a portion of any Security is surrendered for conversion, such portion thereof surrendered for conversion.

          The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.8. BOOK-ENTRY PROVISIONS FOR THE GLOBAL SECURITIES.

          (a) The Global Securities initially shall:

               (1) be registered in the name of the Depositary;

               (2) be delivered to the Trustee as custodian for such Depositary, for credit to the accounts of the members of, participants in, the Depositary (the "Agent Members") holding the Securities evidenced thereby, registered with the Depositary for credit to the accounts of the Agent Members then holding such Securities on behalf of Euroclear or Clearstream, as applicable);

               (3) bear the Restricted Securities Legend set forth in Section 2.3(a)(i).

          Agent Members shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and the Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security. With respect to any Global Security deposited on behalf of the subscribers for the Securities represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Clearstream, the provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the Global Securities.

          (b) The registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (c) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary, and no such transfer to any such other Person may be registered. Beneficial interests in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.9 hereof.

          (d) If at any time:

               (1) the Depositary notifies the Company in writing that it is no longer willing or able to continue to act as Depositary for the Global Securities, or the Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary for the Global Securities is not appointed by the Company within 90 days of such notice or cessation;

               (2) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Physical Securities under this Indenture in exchange for all or any part of the Securities represented by a Global Security or Global Securities; or

               (3) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary for the issuance of Physical Securities in exchange for such Global Security or Global Securities, then the Depositary shall surrender such Global Security or Global Securities to the Trustee for cancellation and the Company shall execute, and the Trustee, upon receipt of an Officers' Certificate and Company Order for the authentication and delivery of Securities, shall authenticate and deliver in exchange for such Global Security or Global Securities, Physical Securities in an aggregate principal amount equal to the aggregate principal amount of such Global Security or Global Securities. Such Physical Securities shall be registered in such names as the Depositary shall identify in writing as the beneficial owners of the Securities represented by such Global Security or Global Securities (or any nominee thereof).

          (e) Notwithstanding the foregoing, in connection with any transfer of beneficial interests in a Global Security to the beneficial owners thereof pursuant to Section 2.8(d) hereof, the Registrar shall reflect on its books and records the date and a decrease in the aggregate principal amount of such Global Security in an amount equal to the aggregate principal amount of the beneficial interest in such Global Security to be transferred.

          SECTION 2.9. TRANSFER PROVISIONS.

          Unless a Security is (i) transferred after the time period referred to in Rule 144(k) under the Securities Act or (ii) sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such sale), the following provisions shall apply to any sale, pledge or other transfer of Securities:

          (a) Transfers of securities to an institutional accredited investor which is not a QIB.

          The following provisions shall apply with respect to the registration of any proposed transfer of Securities to an Institutional Accredited Investor which is not a QIB:

          (i) The Registrar shall register the transfer if the proposed transferee has delivered to the Trustee (A) a certificate substantially in the form of Exhibit F annexed hereto and (B) such opinion of counsel and other evidence satisfactory to the Company that such transfer is in compliance with the Securities Act, as requested by the Company.

          (ii) If the proposed transferor is an Agent Member holding a beneficial interest in Global Securities, upon receipt by the Registrar of the documents required by clause (i) of this Section 2.9(a) and instructions given in accordance with the procedures of Euroclear or Clearstream, if applicable, the Depositary and the Registrar, the Registrar shall reflect on its books and records, and Euroclear or Clearstream, if applicable, or the Registrar shall instruct the Depositary to note or cause to be noted on such Global Securities, the date and a decrease in the principal amount at Maturity of the Global Securities in an amount equal to the principal amount at Maturity of the beneficial interest in the Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount registered in the name of the transferee.

          (iii) If the Securities to be transferred consist of Physical Securities, upon receipt by the Registrar of the documents required by clause
(i) of this Section 2.9(a), the Company shall execute and the Trustee shall authenticate and deliver, new Physical Securities registered in the name of the transferee and the Trustee shall cancel the Physical Securities presented for transfer.

          (b) Transfer of Securities to a QIB.

          The following provisions shall apply with respect to the registration of any proposed transfer of Securities to a QIB:

          (i) If the Securities to be transferred consist of a beneficial interest in the Global Securities, the transfer of such interest may be effected only through the book-entry systems maintained by Euroclear and Clearstream, if applicable, and the Depositary.

          (ii) If the Securities to be transferred consist of Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating (or has otherwise advised the Company and the Registrar in writing) that the sale has been made:

in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating or has otherwise advised the Company and the Registrar in writing that:

               (1) it is purchasing the Securities for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution;

               (2) it and any such account is a QIB within the meaning of Rule 144A;

               (3) it is aware that the sale to it is being made in reliance on Rule 144A;

               (4) it acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information; and

               (5) it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

          In addition, the Registrar shall reflect on its books and records the date and an increase in the principal amount at Maturity of the Global Securities in an amount equal to the aggregate principal amount at Maturity of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (c) Other Exchanges.

          In the event that Global Securities are exchanged for Securities in definitive registered form pursuant to Section 8 prior to the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with the provisions of clauses (a) and (b) above (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S, as applicable) and such other procedures as may from time to time be adopted by the Company.

          (d) General.

          By its acceptance of any Security or shares of Common Stock issuable upon conversion of the Securities bearing the Restricted Securities Legend, each Holder of such Security or shares of Common Stock acknowledges the restrictions on transfer of such Security or shares of Common Stock set forth in this Indenture and agrees that it will transfer such Security and such Common Stock only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. The Registrar shall be entitled to receive and conclusively rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may conclusively rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          The Registrar shall retain copies of all certifications, letters, notices and other written communications received pursuant to Section 2.8 hereof or this Section 2.9 in accordance with its customary procedures for the retention of records relating to the transfer of securities. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

          SECTION 2.10. HOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the TIA. If the Trustee is not the Registrar, the Company shall furnish to the Trustee prior to or on each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders relating to such Interest Payment Date or request, as applicable.

          SECTION 2.11. PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of the Security or the payment of any Redemption Price or Repurchase Price in respect thereof and Interest (including Contingent Interest) thereon, if any, for any purpose under this Indenture, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 2.12. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding.

          If there is delivered to the Company and the Trustee

               (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

               (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and, upon request, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section 2.12 in lieu of any destroyed, lost or stolen Security shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 2.12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.13. TREASURY SECURITIES.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which a Responsible Officer of the Trustee has received written notice and are so owned shall be so disregarded.

          SECTION 2.14. TEMPORARY SECURITIES.

          Pending the preparation of Securities in definitive form, the Company may execute and the Trustee shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in definitive form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in definitive form. Without unreasonable delay, the Company will execute and deliver to the Trustee Securities in definitive form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal principal amount of Securities in definitive form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary

Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in definitive form authenticated and delivered hereunder.

          SECTION 2.15. CANCELLATION.

          All Securities surrendered for payment, redemption, purchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall dispose of canceled Securities in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such disposition. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless the same are delivered to the Trustee for cancellation.

          SECTION 2.16. CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

          SECTION 2.17. DEFAULTED INTEREST.

          If the Company fails to make a payment of principal, Redemption Price, Repurchase Price or Interest (including Contingent Interest) on any CODES when due and payable, it shall pay such Interest (including Contingent Interest) on such amounts (to the extent lawful), which shall be calculated using the applicable Interest Rate (such amounts, the "DEFAULTED INTEREST"). It may elect to pay such Defaulted Interest, plus any other Interest (including Contingent Interest) payable on it, to the Persons who are Holders on which the Interest (including Contingent Interest) is due on a subsequent special record date. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such CODES. The Company shall fix any such special record date and payment date for such payment. At least 15 days before any such special record date, the Company shall mail to Holders affected thereby a notice that states the special record date, the Interest Payment Date and amount to be paid.

                                   ARTICLE 3

                             DISCHARGE OF INDENTURE

          SECTION 3.1. DISCHARGE OF LIABILITY ON SECURITIES. When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.12) for cancellation or (ii) all outstanding Securities have become due and payable at their scheduled maturity within one year or all outstanding Securities are scheduled for redemption within one year and the Company deposits with the Trustee cash or, in the event of a conversion pursuant to Article 12, Common Stock, sufficient to pay all amounts due and owing on all outstanding Securities on the date of their scheduled maturity or the scheduled date of redemption (other than Securities replaced pursuant to Section 2.12), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 5.8, cease to be of further effect. The Trustee shall join in the execution of a document prepared by the Company acknowledging satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company.

          SECTION 3.2. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company upon written request any money or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee and the Paying Agent shall have no further liability to the Holders with respect to such money or securities for that period commencing after the return thereof.

                                   ARTICLE 4

                              DEFAULTS AND REMEDIES

          SECTION 4.1. EVENTS OF DEFAULT. An "EVENT OF DEFAULT", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) the Company defaults in converting the CODES into shares of Common Stock upon exercise of a Holder's conversion right;

          (b) the Company defaults in the payment of the principal amount, Redemption Price or Repurchase Price (each, a "DEFAULTED PAYMENT") on any Outstanding CODES when the same becomes due and payable at its Stated Maturity, upon redemption, repurchase, upon declaration, when due for purchase by the Company or otherwise;

          (c) the Company defaults in the payment of an installment of Interest (including Contingent Interest) on any CODES when it becomes due and payable and such default continues for a period of 30 days;

          (d) the Company fails to pay Additional Amounts, if any, with respect to any of the CODES for 30 days after the date when due;

          (e) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture and the default continues for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding CODES;

          (f) the Company defaults under any indebtedness for money borrowed by the Company, any Guarantor or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, the aggregate outstanding principal amount of which is in an amount in excess of $25.0 million, for a period of 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the Outstanding CODES, which default (i) is caused the Company's failure to pay when due principal or interest on such indebtedness by the end of the applicable grace period, if any, unless such indebtedness is discharged or (ii) results in the acceleration of such indebtedness because of a default with respect to such indebtedness without such indebtedness having been discharged or such non-payment or acceleration having been cured, waived, rescinded or annulled; and

          (g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, under any applicable U.S. federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

          (h) the commencement by the Company of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, of an assignment for the benefit of creditors, or the admission by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries that is a Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, expressly in furtherance of any such action; and

          (i) except in accordance with Section 13.3 hereof, any Guarantee shall be held in any judicial proceeding to be unenforceable or invalid.

          A Default under clause (e) or (f) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% of the principal amount of the CODES at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default (and such Default is not waived) within the time specified in clause (e) or (f) above after actual receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default";

          The Trustee shall, within 90 days of the occurrence of a Default, give to the Holders of the Securities notice of all uncured Defaults known to it and written notice of any event which with the giving of notice or the lapse of time, or both, would become an Event of Default; provided, however, the Trustee shall be protected in withholding such notice if it, in good faith, determines that the withholding of such notice is in the best interest of such Holders, except in the case of a Default in the payment of the Principal of or Interest (including Contingent Interest) on, any of the Securities when due or in the payment of any redemption or Repurchase Right.

          SECTION 4.2. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default with respect to Outstanding CODES (other than an Event of Default specified in Section 4.1(g) or 4.1(h) hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding CODES, by written notice to the Company, may declare due and payable 100% of the principal amount of all Outstanding CODES, plus any accrued and unpaid Interest (including Contingent Interest), to the date of payment. Upon a declaration of acceleration, such principal amount, and accrued and unpaid Interest (including Contingent Interest) to the date of payment shall be immediately due and payable.

          If an Event of Default specified in Section 4.1(g) and 4.1(h) occurs, the principal, and accrued and unpaid Interest (including Contingent Interest) on the Outstanding CODES shall become and be immediately due and payable, and thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders at appropriate judicial proceedings.

          The Holders either (a) through notice to the Trustee of not less than a majority of the principal amount of the Outstanding CODES, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding CODES at which a quorum is present, by the Holders of at least a majority of the principal amount of the Outstanding CODES represented at such meeting, may, on behalf of the Holders of all of the CODES, rescind and annul an acceleration and its consequences (including waiver of any defaults) if:

               (1) all existing Events of Default, other than the nonpayment of a Defaulted Payment on the CODES which have become due solely because of the acceleration, have been remedied, cured or waived, and

               (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.1(f) and the default with respect to Indebtedness for money borrowed which gave rise to such Event of Default has been remedied, cured or waived, then, without any further action by the Holders, such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled. No such rescission or annulment shall affect any subsequent Default or impair any right consequent thereon.

          SECTION 4.3. OTHER REMEDIES.

          If an Event of Default with respect to Outstanding CODES occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the Defaulted Payment or Interest (including Contingent Interest) due and payable on the CODES or to enforce the performance of any provision of the Securities.

          The Trustee may maintain a proceeding in which it may prosecute and enforce all rights of action and claims under this Indenture or the Securities, even if it does not possess any of the Securities or does not produce any of them in the proceeding.

          SECTION 4.4. WAIVER OF PAST DEFAULTS.

          The Holders, either (a) through the written consent of not less than a majority of the principal amount of the Outstanding CODES, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding CODES at which a quorum is present, by the Holders of at least a majority of the principal amount of the Outstanding CODES represented at such meeting, may, on behalf of the Holders of all of the CODES, waive an existing Default or Event of Default, except a Default or Event of Default:

               (1) set forth in Sections 4.1(a), (b) and (c), provided, however, that subject to Section 4.7, the Holders of a majority of the principal amount of the Outstanding CODES may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration; or

               (2) in respect of a covenant or provision hereof which, under
          Section 7.2 hereof, cannot be modified or amended without the consent of the Holders of each Outstanding CODES affected.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          SECTION 4.5. CONTROL BY MAJORITY.

          The Holders of a majority of the principal amount of the Outstanding CODES (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that:

               (1) conflicts with any law or with this Indenture;

               (2) the Trustee determines may be unduly prejudicial to the rights of the Holders not joining therein; or

               (3) may expose the Trustee to personal liability.

The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 4.6. LIMITATION ON SUIT.

          No Holder of any Security shall have any right to pursue any remedy with respect to this Indenture or the Securities (including, instituting any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee) unless:

               (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing;

               (2) the Holders of at least 25% of the principal amount of the Outstanding CODES shall have made written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against any costs, expenses and liabilities incurred in complying with such request;

               (4) the Trustee has failed to comply with the request for 60 days after its receipt of such notice, request and offer of indemnity; and

               (5) during such 60-day period, no direction inconsistent with such written request has been given to the Trustee by the Holders of a majority of the principal amount of the Outstanding CODES (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

provided, however, that no one or more of such Holders may use this Indenture to prejudice the rights of another Holder or to obtain preference or priority over another Holder.

          SECTION 4.7. UNCONDITIONAL RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

          Notwithstanding any other provision in this Indenture, the Holder of any CODES shall have the right, which is absolute and unconditional, to receive payment of the principal amount, Redemption Price or Repurchase Price, and Interest (including Contingent Interest) in respect of the CODES held by such Holder, on or after the respective due dates expressed in the CODES or any Redemption Date, and to convert the Securities in accordance with Article 12, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, and such rights shall not be impaired or affected adversely without the consent of such Holder.

          SECTION 4.8. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY THE TRUSTEE.

          The Company covenants that if:

               (1) a Default or Event of Default is made in the payment of Interest (including Contingent Interest) on any CODES when such Interest (including Contingent Interest) becomes due and payable and such Default or Event of Default continues for a period of 30 days; or

               (2) a Default or Event of Default is made in the payment of the principal amount, Redemption Price or Repurchase Price on any CODES when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration when due for purchase by the Company or otherwise, then the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such CODES, the entire principal then due and payable (as expressed therein or as a result of any acceleration effected pursuant to
Section 4.2 hereof) on such CODES for any such amounts and, to the extent legally enforceable, Interest (including Contingent Interest) on such CODES, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 4.9. TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal amount, Redemption Price, Repurchase Price or Interest (including Contingent Interest) in respect of the CODES shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (1) to file and prove a claim for the whole amount of the principal amount, Redemption Price, Repurchase Price or Interest (including Contingent Interest) owing and unpaid in respect of the CODES and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of CODES allowed in such judicial proceeding and

               (2) to collect and receive any monies, Common Stock or other property payable or deliverable on any such claim and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of CODES to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of CODES, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 5.8.

          Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a CODES, any plan of reorganization, arrangement, adjustment or composition affecting the CODES or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a CODES in any such proceeding.

          SECTION 4.10. RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder of a CODES has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of CODES shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 4.11. RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.12, no right or remedy conferred in this Indenture upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 4.12. DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as applicable.

          SECTION 4.13. PRIORITIES.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee:

          FIRST: to the payment of all amounts due to the Trustee under Section 5.8;

          SECOND: to Holders for amounts due and unpaid on the Securities for the principal amount, Redemption Price, Repurchase Price or Interest (including Contingent Interest) as applicable, ratably, without preference or priority of any kind, according to such amounts due and payable on the CODES; and

          THIRD: any remaining amounts shall be repaid to the Company.

          The Trustee may fix a special record date and payment date for any payment to Holders pursuant to this Section 4.13. At least 15 days before such special record date, the Trustee shall mail to each Holder and the Company a notice that states the special record date, the payment date and the amount to be paid.

          SECTION 4.14. UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any CODES by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the principal amount of the Outstanding CODES, or to any suit instituted by any Holder of any CODES for the enforcement of (i) payments pursuant to Section 4.7 repurchase rights in accordance with Article 11 or (ii) conversion rights in accordance with

Article 12. This Section 4.14 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          SECTION 4.15. WAIVER OF STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 5

                                   THE TRUSTEE

          SECTION 5.1. CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default,

               (1) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture or the TIA, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates or opinions to determine whether or not, on their face, they conform to the requirements to this Indenture (but need not investigate or confirm the accuracy of any facts stated therein).

          (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) This paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section 5.1;

               (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with a direction received by it of the Holders of a majority of the principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          (d) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 5.1.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, cost or expense (including, without limitation, reasonable fees and expenses of counsel).

          (f) The Trustee shall not be obligated to pay interest on any money or other assets received by it unless otherwise agreed in writing with the Company. Assets held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (h) The Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact a Default is received by the Trustee pursuant to Section 13.2 hereof, and such notice references the Securities and this Indenture.

          (i) The rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent, authenticating agent, Conversion Agent or Registrar acting hereunder.

          (j) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

          SECTION 5.2. CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 5.1 hereof and subject to Section 315(a) through (d) of the TIA:

               (1) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

               (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

               (3) The Trustee may act through attorneys and agents and shall be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

               (4) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith which it believed to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, unless the Trustee's conduct constitutes negligence.

               (5) The Trustee may consult with counsel of its selection and the advice of such counsel as to matters of law or legal interpretation shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

               (6) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

               (7) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty unless so specified herein.

          SECTION 5.3. INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (as such term is defined in Section 310(b) of the TIA), it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee (to the extent permitted under Section 310(b) of the TIA) or resign. Any agent may do the same with like rights and duties. The Trustee is also subject to Sections 5.11 and 5.12 hereof.

          SECTION 5.4. MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder shall not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed in writing with the Company.

          SECTION 5.5. TRUSTEE'S DISCLAIMER.

          The recitals contained herein and in the Securities (except for those in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 5.6. NOTICE OF DEFAULTS.

          Within 90 days after the occurrence of any Default or Event of Default hereunder of which the Trustee has received written notice, the Trustee shall give notice to Holders, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default described in Sections 4.1(a) or (b), the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders. The second sentence of this Section 5.6 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA. The Trustee shall not be deemed to have knowledge of a Default unless a Responsible Officer of the Trustee has received written notice of such Default.

          SECTION 5.7. REPORTS BY TRUSTEE TO HOLDERS.

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required by Section 313 of the TIA at the times and in the manner provided by the TIA. If required by
Section 313(a) of the TIA, the Trustee shall, within 60 days after each September 15 following the date of this Indenture deliver to Holders a brief report, dated as of such September 15, which complies with the provisions of such Section 313(a).

          A copy of each report at the time of its mailing to Holders shall be filed with the Commission, if required, and each stock exchange, if any, on which the Securities and the Common Stock are listed. The Company shall promptly notify the Trustee when the Securities or the Common Stock become listed on any stock exchange and of any delisting thereof.

          SECTION 5.8. COMPENSATION AND INDEMNIFICATION.

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as agreed to in writing by the Trustee and the Company (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim (whether asserted by the Company, a Guarantor, a Holder or any other Person) of liability in the premises, except to the extent that any such loss, liability or expense was due to the negligence or willful misconduct of such Persons. The obligations of the Company under this Section 5.8 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.8 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the indemnification of any other Trustee.

          SECTION 5.9. REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 5.9.

          The Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of at least a majority of the principal amount of Outstanding CODES may remove the Trustee by so notifying the Trustee and the Company in writing. The Company must remove the Trustee if:

          (i) the Trustee fails to comply with Section 5.11 hereof or Section 310 of the TIA;

          (ii) the Trustee becomes incapable of acting;

          (iii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; or

          (iv) a Custodian or public officer takes charge of the Trustee or its property.

          If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, the Company shall promptly appoint a successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee. Within one year after the successor Trustee takes office, the Holders of at least a majority of the principal amount of Outstanding CODES may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          Any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee if the Trustee fails to comply with Section 5.11.

          If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the resigning or removed Trustee, as applicable, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The Company shall issue a notice of the successor Trustee's succession to the Holders. Upon payment of its charges, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject nevertheless to its lien, if any, provided for in
Section 5.8 hereof. Notwithstanding replacement of the Trustee pursuant to this
Section 5.9 hereof, the Company's obligations under Section 5.8 hereof shall continue for the benefit of the retiring Trustee with respect to expenses, losses and liabilities incurred by it prior to such replacement.

          SECTION 5.10. SUCCESSOR TRUSTEE BY MERGER, ETC.

          Subject to Section 5.11 hereof, if the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor entity without any further act shall be the successor Trustee as to the Securities.

          SECTION 5.11. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          The Trustee shall at all times satisfy the requirements of Section 310(a)(1), (2) and (5) of the TIA. The Trustee shall at all times have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall at all times have), a combined capital and surplus of at least $50 million as set forth in its (or its related bank holding company's) most recent published annual report of condition. The Trustee is subject to
Section 310(b) of the TIA.

          SECTION 5.12. COLLECTION OF CLAIMS AGAINST THE COMPANY.

          The Trustee is subject to Section 311(a) of the TIA, excluding any creditor relationship listed in Section 311(b) of the TIA. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated therein.

                                   ARTICLE 6

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 6.1. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

               (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia;

               (2) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the entity surviving such transaction or transferee entity is not the Company, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of all and any amounts when due on all the Securities and the performance of every covenant of this Indenture and the Securities on the part of the Company to be performed or observed and shall have provided for conversion rights provided in Article 12;

               (3) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

               (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 6.2. SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with
Section 6.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 6.1 hereof), except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

                                   ARTICLE 7

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

          SECTION 7.1. WITHOUT CONSENT OF HOLDERS OF CODES.

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may amend this Indenture and the Securities to:

          (a) add to the covenants of the Company and the Guarantors for the benefit of the Holders of CODES;

          (b) surrender any right or power herein conferred upon the Company or the Guarantors, as the case may be;

          (c) provide for conversion rights of Holders of CODES if any reclassification or change of the Company's Common Stock or any consolidation, merger or sale of all or substantially all of the Company's assets occurs;

          (d) provide for the assumption of the Company's obligations to the Holders of CODES in the case of a merger, consolidation, conveyance, transfer or lease pursuant to Article 6 hereof;

          (e) reduce the Conversion Price; provided, however, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of CODES (after taking into account tax and other consequences of such reduction);

          (f) comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

          (g) make any changes or modifications to this Indenture necessary in connection with the registration of any Securities under the Securities Act as contemplated in the

Registration Rights Agreement; provided, however, that such action pursuant to this clause (g) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders in any material respect;

          (h) cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (h) does not, in the good faith opinion of the Board of Directors of the Company (as evidenced by a Board Resolution) and the Trustee, adversely affect the interests of the Holders of Securities in any material respect;

          (i) add Guarantees with respect to the CODES; and

          (j) add or modify any other provisions herein with respect to matters or questions arising hereunder which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of CODES.

          SECTION 7.2. WITH CONSENT OF HOLDERS OF CODES.

          Except as provided below in this Section 7.2, this Indenture or the Securities may be amended, modified or supplemented, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case (i) with the written consent of the Holders of at least a majority of the principal amount of the Outstanding CODES or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding CODES at which a quorum is present, by the Holders of a majority of the principal amount of the Outstanding CODES represented at such meeting.

          Without the written consent or the affirmative vote of each Holder of CODES affected thereby, an amendment or waiver under this Section 7.2 may not:

          (a) change the Stated Maturity of the principal amount of, or any installment of Interest (including Contingent Interest) on, any Security;

          (b) reduce the principal amount or Interest (including Contingent Interest and any payment of Additional Amounts) on, Redemption Price or Repurchase Price of any CODES;

          (c) impair or adversely affect the conversion rights as provided in
Article 12 of any Holders of CODES;

          (d) impair or adversely affect the rights of any Holder of the CODES with respect to the Guarantees;

          (e) change the currency of any amount owed or owing under the CODES or any interest thereon from U.S. Dollars;

          (f) alter or otherwise modify the Interest Rate on any CODES, or the manner of calculation thereof, or extend time for payment of any amounts due and payable (including Contingent Interest) to the Holders of the CODES;

          (g) impair or adversely affect the right of any Holder to institute suit for the enforcement of any payment in or with respect to any CODES;

          (h) modify the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section 9.2;

          (i) impair or adversely affect the repurchase right of the Holders of the CODES as provided in Article 11 or the right of the Holders of the CODES to convert any CODES as provided in Article 12;

          (j) modify the provisions of Article 10 in a manner adverse to the Holders of the CODES;

          (k) modify any of the provisions of this Section, or reduce the percentage of voting interests required to waive a default, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding CODES affected thereby; or

          (l) reduce the requirements of Section 8.4 hereof for quorum or voting, or reduce the percentage of the principal amount of the Outstanding CODES the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture.

          It shall not be necessary for any Act of Holders of CODES under this
Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 7.3. COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

          SECTION 7.4. REVOCATION OF CONSENTS AND EFFECT OF CONSENTS OR VOTES.

          Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a CODES or portion of a CODES that evidences the same debt as the consenting Holder's CODES, even if notation of the consent is not made on any CODES; provided, however, that unless a record date shall have been established, any such Holder or subsequent Holder may revoke the consent as to its CODES or portion of a CODES if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

          An amendment, supplement or waiver becomes effective on receipt by the Trustee of written consents from or affirmative votes by, as applicable, the Holders of the requisite percentage of the principal amount of the Outstanding CODES, and thereafter shall bind every Holder of CODES; provided, however, if the amendment, supplement or waiver makes a change described in any of the clauses (a) through
(l) of Section 7.2, the amendment, supplement or waiver shall bind only each Holder of a CODES which has consented to it or voted for it, as applicable, and every subsequent Holder of a CODES or portion of a CODES that evidences the same indebtedness as the CODES of the consenting or affirmatively voting Holder, as applicable.

          SECTION 7.5. NOTATION ON OR EXCHANGE OF CODES.

          If an amendment, supplement or waiver changes the terms of a CODES:

          (a) the Trustee may require the Holder of a CODES to deliver such CODES to the Trustee, the Trustee may place an appropriate notation on the CODES about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any CODES thereafter authenticated; or

          (b) if the Company or the Trustee so determines, the Company in exchange for the CODES shall issue and the Trustee shall authenticate a new CODES that reflects the changed terms.

          Failure to make the appropriate notation or issue a new CODES shall not affect the validity and effect of such amendment, supplement or waiver.

          SECTION 7.6. TRUSTEE TO SIGN AMENDMENT, ETC.

          The Trustee shall sign any amendment authorized pursuant to this
Article 7 if the Trustee reasonably determines the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If the Trustee reasonably determines the amendment does adversely affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may but need not sign it. In signing or refusing to sign any amendment hereunder, the Trustee shall be entitled to receive and shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment is authorized or permitted by this Indenture and that all conditions precedent relating thereto have been complied with.

                                   ARTICLE 8

                           MEETING OF HOLDERS OF CODES

          SECTION 8.1. PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

          A meeting of Holders of CODES may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of CODES.

          SECTION 8.2. CALL NOTICE AND PLACE OF MEETINGS.

          (a) The Trustee may at any time call a meeting of Holders of CODES for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of CODES, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in
Section 14.2, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the principal amount of the Outstanding CODES shall have requested the Trustee to call a meeting of the Holders of CODES for any purpose specified in Section 8.1 hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of CODES in the amount specified, as applicable, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this
Section 8.2.

          SECTION 8.3. PERSONS ENTITLED TO VOTE AT MEETINGS.

          To be entitled to vote at any meeting of Holders of CODES, a Person shall be (a) a Holder of one or more Outstanding CODES, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding CODES by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 8.4. QUORUM; ACTION.

          The Persons entitled to vote a majority of the principal amount of the Outstanding CODES shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of CODES, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of Maturity of the Outstanding CODES which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% of the principal amount of the Outstanding

CODES at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority of the principal amount of Outstanding CODES represented and voting at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of CODES duly held in accordance with this Section shall be binding on all the Holders of CODES, whether or not present or represented at the meeting.

          SECTION 8.5. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of CODES in regard to proof of the holding of CODES and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of CODES shall be proved in the manner specified in Section 14.4 hereof and the appointment of any proxy shall be proved in the manner specified in Section 14.4 hereof. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 14.4 hereof or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of CODES as provided in
Section 8.2(b), in which case the Company or the Holders of CODES calling the meeting, as applicable, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority of the principal amount of the Outstanding CODES represented at the meeting.

          (c) At any meeting, each Holder of a CODES or proxy shall be entitled to one vote for each $1,000 principal amount of CODES held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any CODES challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a CODES or proxy.

          (d) Any meeting of Holders of CODES duly called pursuant to Section
8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the principal amount of the Outstanding CODES represented at the meeting, and the meeting may be held as so adjourned without further notice.

          SECTION 8.6. COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

          The vote upon any resolution submitted to any meeting of Holders of CODES shall be by written ballots on which shall be subscribed the signatures of the Holders of CODES or of their representatives by proxy and the principal amount and serial numbers of the Outstanding CODES held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of CODES shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 9

                                    COVENANTS

          SECTION 9.1. PAYMENT OF PRINCIPAL, REDEMPTION PRICE, REPURCHASE PRICE AND INTEREST.

          The Company will duly and punctually pay the principal amount, Redemption Price, Repurchase Price or Interest (including Contingent Interest and Additional Amounts) on the CODES when and if at any time any such foregoing amounts are due and payable in accordance with the terms of the CODES and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, no later than the day of the Stated Maturity of any CODES, the date of any installment of Interest (including Contingent Interest) or any other date such payment is otherwise due.

          SECTION 9.2. MAINTENANCE OF OFFICES OR AGENCIES.

          The Company hereby appoints the Trustee's Corporate Trust Office as its office in the Borough of Manhattan, The City of New York, where CODES may be:

          (i) presented or surrendered for payment;

          (ii) surrendered for registration of transfer or exchange;

          (iii) surrendered for conversion;

and where notices and demands to or upon the Company in respect of the CODES and this Indenture may be served.

          The Company will maintain in The City of New York, an office or agency where CODES may be presented or surrendered for payment, where CODES may be surrendered for registration of transfer or exchange, where CODES may be surrendered for conversion and where notices and demands to or upon the Company in respect of the CODES and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 14.2 hereof, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

          If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made at, and notices and demands may be served on, the Corporate Trust Office of the Trustee.

          SECTION 9.3. CORPORATE EXISTENCE.

          Subject to Article 6 hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 9.4. REPORTS.

          (a) The Company, shall deliver to the Trustee within 15 days after it files them with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; provided, however, the Company shall not be required to deliver to the Trustee any materials for which the Company has sought and received confidential treatment by the Commission. The Company also shall comply with the other provisions of Section 314(a) of the TIA. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained herein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          (b) If at any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a CODES, the Company, will promptly furnish or cause to be furnished to such Holder or to a prospective purchaser of such CODES designated by such Holder, as applicable, the information, if any, required to be delivered by it pursuant to Rule 144A(d)(4) under the Securities Act to permit compliance with Rule 144A in connection with the resale of such CODES; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is two years from the later of the date such security was last acquired from the Company or an "affiliate" (as defined under Rule 144 under the Securities Act) of the Company.

          SECTION 9.5. COMPLIANCE CERTIFICATE.

          The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate, one of the signatories of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as Officers of the Company, they would normally have knowledge of any failure by the Company to comply with all conditions, or Default by the Company with respect to any covenants, under this Indenture, and further stating whether or not they have knowledge of any such failure or Default and, if so, specifying each such failure or Default and the nature thereof. In the event an Officer of the Company comes to have actual knowledge of a Default, regardless of the date, the Company shall deliver an Officers' Certificate to the Trustee within five Business Days of obtaining such actual knowledge specifying such Default, its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 9.6. RESALE OF CERTAIN CODES.

          During the period of two years after the last date of original issuance of any CODES, the Company shall not, and shall not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act) to, resell any CODES, or shares of Common Stock issuable upon conversion of the CODES, which constitute "restricted securities" under Rule 144, that are acquired by any of them within the United States or to "U.S. persons" (as defined in Regulation S) except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.

          SECTION 9.7. TAX TREATMENT OF CODES.

          The Company agrees, and by acceptance of beneficial ownership interest in the CODES each beneficial holder of CODES will be deemed to have agreed, for United States federal income tax purposes (1) to treat the CODES as indebtedness that is subject Treas. Reg. Sec. 1.1275-4 (the "CONTINGENT PAYMENT REGULATIONS") and, for purposes of the Contingent Payment Regulations, to treat the fair market value of any stock beneficially received by a beneficial holder upon any conversion of the CODES as a contingent payment and (2) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the CODES. A Holder of CODES may obtain the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule by submitting a written request for it to the Company at the following address: Apogent Technologies Inc., 48 Congress Street, Portsmouth, New Hampshire 03801, Attention: Investor Relations.

          SECTION 9.8. SHELF REGISTRATION STATEMENT.

          After the date of this Indenture and prior to the date upon which the Company is no longer required to keep the Shelf Registration Statement effective under the Registration Rights Agreement, on or before every Roll-up Date, the Company and the Guarantors shall file a new Shelf Registration Statement, as specified in the Registration Rights Agreement.

                                   ARTICLE 10

                               REDEMPTION OF CODES

          SECTION 10.1. OPTIONAL REDEMPTION.

          (a) At any time on or after October 20, 2004, except for CODES that it is required to purchase pursuant to Section 11.1 or required to convert pursuant to Section 12.1, the Company may, at its option, redeem the CODES in whole at any time or in part from time to time, on any date prior to the Stated Maturity of such CODES, upon notice as set forth in Section 10.4, at the Redemption Price.

          (b) If the Company exercises its option to redeem the CODES pursuant to this Section 10.1, a Holder may nevertheless exercise its right to have its CODES purchased pursuant to Section 11.1, if applicable, and to convert such CODES pursuant to Article 12, in each case, until the close of business two Business Days immediately preceding Redemption Date.

          (c) The Company shall pay to the Holder of the CODES called for redemption (including those CODES which are converted into Common Stock after the date the notice of the redemption is mailed and prior to the Redemption
Date) any Interest (including Contingent Interest) accrued but not paid to, but excluding, the Redemption Date pursuant to Section 2.1(f); provided, however, that if the Redemption Date is an Interest Payment Date, the Company shall pay the Interest (including Contingent Interest) to the Holder of the CODES at the close of business on such Interest Payment Date.

          SECTION 10.2. NOTICE TO TRUSTEE.

          If the Company elects to redeem CODES pursuant to the provisions of
Section 10.1 hereof (such election to be ordered by a Board Resolution), it shall notify the Trustee at least 60 days prior to the intended Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) of (i) such intended Redemption Date, (ii) the principal amount of CODES to be redeemed and
(iii) the CUSIP numbers of the CODES to be redeemed.

          SECTION 10.3. SELECTION OF CODES TO BE REDEEMED.

          If fewer than all the CODES are to be redeemed, the Trustee shall select the particular CODES to be redeemed from the Outstanding CODES by a method that complies with the requirements of any exchange on which the CODES are listed, or, if the CODES are not listed on an exchange, on a pro rata basis or by lot or in accordance with any other method the Trustee considers fair and appropriate. The Trustee may select for redemption portions of the principal amount of CODES that have denominations larger than $1,000.

          CODES and portions thereof that the Trustee selects shall be in principal amounts in integral multiples of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of CODES called for redemption. The Trustee shall notify the Company promptly of the CODES or portions of CODES to be redeemed.

          The Trustee shall promptly notify the Company and the Registrar in writing of the CODES selected for redemption and, in the case of any CODES selected for partial redemption, the principal amount thereof to be redeemed.

          If any CODES selected for partial redemption is converted or elected to be purchased in part before termination of the conversion right or repurchase right with respect to the portion of the CODES so selected, the converted or purchased portion of such CODES shall be deemed to be the portion selected for redemption; provided, however, that the Holder of such CODES so converted or purchased and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion or purchase of such CODES subject to Section 2.1(f). CODES which have been converted or purchased during a selection of CODES to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of CODES shall relate, in the case of any CODES redeemed or to be redeemed only in part, to the portion of the principal amount of such CODES which has been or is to be redeemed.

          SECTION 10.4. NOTICE OF REDEMPTION.

          Notice of redemption shall be given in the manner provided in Section
14.2 to the Holders of CODES to be redeemed. Such notice shall be given not less than 20 nor more than 60 days prior to the intended Redemption Date.

          All notices of redemption shall state:

               (1) such intended Redemption Date;

               (2) the Redemption Price and Interest (including Contingent Interest) accrued and unpaid to, but excluding, the Redemption Date, if any;

               (3) if fewer than all the Outstanding CODES are to be redeemed, the principal amount of CODES to be redeemed and the principal amount of CODES which will be Outstanding after such partial redemption;

               (4) that on the Redemption Date, the Redemption Price and Interest (including Contingent Interest) accrued and unpaid to, but excluding, the Redemption Date, if any, will become due and payable, and will cease to accrue, upon each such CODES to be redeemed;

               (5) the Conversion Price, the date on which the right to convert the principal of the CODES to be redeemed will terminate and the places where such CODES may be surrendered for conversion;

               (6) the place or places where such CODES are to be surrendered for payment of the Redemption Price and accrued and unpaid Interest (including Contingent Interest); and

               (7) the CUSIP number of the CODES.

          The notice given shall specify the last date on which exchanges or transfers of CODES may be made pursuant to Section 2.7, and shall specify the serial numbers of CODES and the portions thereof called for redemption.

          Notice of redemption of CODES to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered at least 20 days prior to the date of the mailing of such Notice (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name of and at the expense of the Company.

          SECTION 10.5. EFFECT OF NOTICE OF REDEMPTION.

          Notice of redemption having been given as provided in Section 10.4 hereof, the CODES so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid Interest (including Contingent Interest)) such CODES shall cease to bear Interest (including Contingent Interest). Upon surrender of any such CODES for redemption in accordance with such notice, such CODES shall be paid by the Company at the Redemption Price; provided, however, the installments of Interest (including Contingent Interest) on CODES whose Stated Maturity is prior to or on the Redemption Date shall be payable to the Holders of such CODES, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date.

          If any CODES called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear Interest (including Contingent Interest) from the Redemption Date at the Interest Rate.

          SECTION 10.6. DEPOSIT AND PAYMENT OF REDEMPTION PRICE.

     Prior to or by 10:00 a.m. (New York City time) on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.6) an amount of money in immediately available funds sufficient to pay the Redemption Price, and accrued and unpaid Interest (including Contingent Interest) in respect of all the CODES to be redeemed on that Redemption Date from the last Interest Payment Date to but not including the Redemption Date, other than any CODES called for redemption on that date which have been converted prior to the date of such deposit, and accrued and unpaid Interest (including Contingent Interest) on such CODES. The Trustee and Paying Agent shall then cause such funds to be paid to the Holders of the CODES being redeemed in accordance with this Article.

          If any CODES delivered for redemption shall not be so redeemed by payment to the Holders thereof on the Redemption Date, the principal amount of such CODES shall, until it is redeemed, bear Interest (including Contingent Interest) on the Redemption Date to but not including the actual date of redemption at the applicable Interest Rate, and each such CODES shall remain convertible into shares of Common Stock pursuant to Article 12 until such CODES shall have been so redeemed.

          If any CODES called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such CODES shall (subject to any right of the Holder of such CODES or any Predecessor Security to receive Interest (including Contingent Interest) as provided in Section 2.1(f)) be paid to the Company upon request by the Company or, if then held by the Company, shall be discharged from such trust.

          SECTION 10.7. CODES REDEEMED IN PART.

          Any CODES which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 9.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such CODES without service charge, a new CODES of any authorized denomination as requested by such Holder in principal amount equal to and in exchange for the unredeemed portion of the CODES so surrendered.

                                   ARTICLE 11

                       REPURCHASE AT THE OPTION OF HOLDERS

          SECTION 11.1. REPURCHASE RIGHTS.

          (a) Optional Put.

          On October 20, 2004 and on October 15, 2006, 2011 and 2016 (each, an "OPTIONAL REPURCHASE DATE"), each Holder shall have the right (each, an "OPTIONAL REPURCHASE RIGHT"), at the Holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's CODES not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single CODES may be repurchased in part unless the portion of the principal amount of such CODES to be Outstanding after such repurchase is equal to $1,000 or an integral multiple thereof), at a purchase price in cash equal to 100% of the principal amount of the CODES to be repurchased plus accrued and unpaid Interest, including Contingent Interest, if any, on such Optional Repurchase Date (the "OPTIONAL REPURCHASE PRICE").

          (b) Change of Control Put.

          In the event that a Change in Control shall occur, each Holder shall have the right (each, a "CHANGE OF CONTROL REPURCHASE RIGHT" and, together with the Optional Repurchase Right, each a "REPURCHASE RIGHT"), at the Holder's option, but subject to the provisions of Section 11.2 hereof, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's CODES not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof as directed by such Holder pursuant to Section 11.3 (provided that no single CODES may be repurchased in part unless the portion of the principal amount of such CODES to be Outstanding after such repurchase is equal to $1,000 or an integral multiple thereof), on the date (the "CHANGE OF CONTROL REPURCHASE DATE" and, together with the Optional Repurchase Date, each a "REPURCHASE DATE") that is a Business Day no earlier than 30 days nor later than 60 days after the date of the Company Notice at a purchase price in cash equal to 100% of the principal amount of the CODES to be repurchased (the "CHANGE OF CONTROL REPURCHASE PRICE" and, together with the Optional Repurchase Price, each a "REPURCHASE PRICE"), plus accrued and unpaid Interest (including Contingent Interest) to, but excluding, the Change of Control Repurchase Date; provided, however, that installments of Interest (including Contingent Interest) on CODES whose Stated Maturity is prior to or on the Change of Control Repurchase Date shall be payable to the Holders of such CODES, or one or more Predecessor Securities, registered as such on the relevant Regular Record Date according to terms and the provisions of Section 2.1 hereof.

          SECTION 11.2. COMPANY NOTICE. (a) In the case of an Optional Repurchase Right, no later than 20 Business Days prior to each Optional Repurchase Date and in the case of a Change of Control Repurchase Right, no later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice (the "COMPANY NOTICE") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law) pursuant to Section 14.2. The Company Notice shall include a form of notice (the "REPURCHASE NOTICE") to be completed by the Holder and delivered to the Paying Agent pursuant to Section 11.3(b), and shall state the following:

          (i) that it is a Company Notice pursuant to this Section;

          (ii) in the case of a Change of Control Repurchase Right, the events causing a Change of Control and the date of such Change of Control;

          (iii) the procedures with which such Holder must comply to exercise its right to have its CODES purchased pursuant to Section 11.1(a) or 11.1(b), including the date by which the completed Repurchase Notice pursuant to Section 11.3(b) and the CODES the Holder elects to have repurchased pursuant to Section 11.1(a) or 11.1(b) must be delivered to Paying Agent in order to have such CODES purchased by the Company pursuant to Section 11.1(a) or 11.1(b), as the case may be, the name and address of the Paying Agent and that the CODES as to which a Repurchase Notice has been given may be converted, if they are otherwise convertible pursuant to
     Article 12, only if the completed and delivered Repurchase Notice has been withdrawn in accordance with the terms of the Indenture, the Holder's conversion rights pursuant to Article 12, and the Conversion Rate then in effect and any adjustments thereto;

          (iv) the Repurchase Date and the Repurchase Price;

          (v) that, unless the Company defaults in making payment of such Repurchase Price, Interest (including Contingent Interest) on the CODES surrendered for purchase by the Company will cease to accrue on and after Repurchase Date; and

          (vi) the CUSIP number of the CODES.



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


     No failure by the Company to give the foregoing Company Notice shall limit any Holder's right to exercise its rights pursuant to Section 11.1(a) or 11.1(b) or affect the validity of the proceedings for the purchase of its CODES hereunder.

          SECTION 11.3. DELIVERY OF REPURCHASE NOTICE; FORMS OF REPURCHASE NOTICE; WITHDRAWAL OF REPURCHASE NOTICE.

          (a) Delivery of Repurchase Notice.

          The Company shall deliver to all Holders (and beneficial holders of the CODES) a form of Repurchase Notice, which with respect to Holders repurchase rights set forth in Section 11.1(a) or 11.1(b), as the case may be, shall be delivered to such Holders at least 20 Business Days prior to the Repurchase Date and, as set forth in Section 11.2 shall be included in the Company Notice; provided that the delivery of such form of Repurchase Notice to the Holders shall be made in the Company's name and at the Company's expense and the text of such form of Repurchase Notice, shall be prepared by the Company pursuant to
Section 11.2.

          (b) Form of Repurchase Notice.

          The form of Repurchase Notice shall provide instructions regarding procedures with which holders must comply to exercise their rights pursuant to
Section 11.1 and the completion of the Repurchase Notice and also shall state:

               (1) that it is the Repurchase Notice pursuant to Sections 11.2 and 11.3 of the Indenture and must be completed by the Holder and delivered to the Paying Agent (and any beneficial holder of securities), together with the delivery of the Holder's CODES for which the Holder will exercise its repurchase rights pursuant to
          Section 11.1, for such holder to receive the Repurchase Price;

               (2) the name and address of the Paying Agent to, and the date by, which the completed Repurchase Notice and CODES must be delivered in order for the holder to receive the applicable Repurchase Price;

               (3) the portion of the principal amount of the CODES which the Holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple thereof;

               (4) any other procedures then applicable that the Holder must follow to exercise rights under Article 11 and a brief description of those rights;

               (5) the Repurchase Date and the Repurchase Price;

               (6) the procedures with which such Holder must comply to exercise its right to have its CODES purchased pursuant to Section 11.1, including the date by which the completed Repurchase Notice pursuant to Section 11.3 and the CODES the Holder elects to have purchased pursuant to Section 11.1 must be delivered to Paying Agent in order to have such CODES purchased by the Company pursuant to Section 11.1, the name and address of the Paying Agent and that the CODES as



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


          to which a Repurchase Notice has been given may be converted, if they are otherwise convertible pursuant to Article 12, only if the completed and delivered Repurchase Notice has been withdrawn in accordance with the terms of the Indenture, the Holder's conversion rights pursuant to Article 12, the Conversion Rate then in effect and any adjustments thereto;

               (7) the Holder's right to withdraw a completed and delivered Repurchase Notice, the procedures for withdrawing a Repurchase Notice, pursuant to clause (c) below and that CODES as to which a completed and delivered Repurchase Notice may be converted, if they are convertible only in accordance with Article 12, if the applicable completed and delivered Repurchase Notice has been withdrawn;

               (8) that, unless the Company defaults in making payment on CODES for which a Repurchase Notice has been submitted, Interest (including Contingent Interest) on such CODES will cease to accrue on the Repurchase Date; and

               (9) the CUSIP number of the CODES.

          (c) Withdrawal of Repurchase Notice.

          Notwithstanding anything herein to the contrary, any Holder which has delivered a completed Repurchase Notice to the Paying Agent shall have the right to withdraw such Repurchase Notice, as applicable, by delivery of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Repurchase Notice at any time prior to the close of business on the day immediately preceding the Repurchase Date specifying:

               (1) the certificate number, if any, of the CODES in respect of which such notice of withdrawal is being submitted;

               (2) the principal amount of the CODES with respect to which such notice of withdrawal is being submitted; and

               (3) the principal amount, if any, of such CODES which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

          (d) The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

          SECTION 11.4. EXERCISE OF REPURCHASE RIGHTS.

          (a) To exercise an Optional Repurchase Right pursuant to Section 11.1(a), a Holder must deliver to the Trustee at its offices no later than the close of business on the third Business Day prior to the Optional Repurchase Date the following:

          (i) a completed Repurchase Notice for Optional Repurchase Rights, the form of which is contained in Exhibit C hereto; and



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


          (ii) the CODES or cause such CODES to be delivered through the facilities of the Depositary, as applicable, with respect to which the repurchase right is being exercised, with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

          (b) To exercise a Change of Control Repurchase Right pursuant to
Section 11.1(b), a Holder must deliver to the Trustee at its offices on or prior to the close of business on the Business Day prior to the Change of Control Repurchase Date the following:

          (i) a completed Repurchase Notice for Change of Control Repurchase Rights, the form of which is contained in Exhibit D hereto; and

          (ii) the CODES or cause such CODES to be delivered through the facilities of the Depositary, as applicable, with respect to which the repurchase right is being exercised, with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer, in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

          SECTION 11.5. DEPOSIT AND PAYMENT OF THE APPLICABLE REPURCHASE PRICE.

          (a) If a Holder has exercised its rights pursuant to Section 11.1(a) or 11.1(b) and has satisfied the conditions for the exercise of such rights in accordance with Section 11.4(a) or 11.4(b), as the case may be, then the Company shall, prior to 10:00 a.m. (New York City time) on the Business Day following the applicable Repurchase Date deposit with the Trustee or with the Paying Agent (or, if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money in immediately available funds if deposited on such Business Day sufficient to pay the aggregate Repurchase Price of all the CODES or portions thereof which are to be purchased on such applicable Repurchase Date, and the Trustee or Paying Agent, as applicable shall pay the Holder the Repurchase Price multiplied by the principal amount of CODES for which such rights were exercised on the applicable Repurchase Date.

          (b) There shall be no purchase of any CODES pursuant to Section 11.1(a) or 11.1(b) if there has occurred (prior to, on or after, as applicable, the giving, by the Holders of such CODES, of the required Repurchase Notice) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price with respect to such CODES). The Paying Agent will promptly return to the respective Holders thereof any CODES (x) with respect to which a Repurchase Notice has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Securities) in which case, upon such return, the Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

          (c) If any CODES delivered for purchase pursuant to Section 11.1(a) or 11.1(b) shall not be so paid on the Repurchase Date, the principal amount of such CODES shall, until it is paid, bear Interest (including Contingent Interest) from the purchase date to but not including the date of actual payment hereunder at the applicable Interest Rate, and each such CODES shall remain convertible into shares of Common Stock pursuant to Article 12 until such CODES shall have been paid.


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



          SECTION 11.6. EFFECT OF DELIVERY OF REPURCHASE NOTICE AND PURCHASE.

          (a) Upon receipt by the Paying Agent of a Repurchase Notice, the Holder of the CODES in respect of which such Repurchase Notice was delivered shall (unless such Repurchase Notice is withdrawn pursuant to Section 11.3(c)) thereafter be entitled to receive solely the Repurchase Price with respect to such CODES, and, if applicable, any accrued and unpaid Interest (including Contingent Interest) pursuant to Section 2.1(f). CODES in respect of which a Repurchase Notice has been delivered by the Holder thereof may not be converted pursuant to Article 12 on or after the date of the delivery of such Repurchase Notice unless such Repurchase Notice which has been completed and delivered to the Paying Agent has first been validly withdrawn pursuant to Section 11.3(c).

          (b) All CODES delivered for purchase shall be canceled by the Trustee or Paying Agent, as applicable.

          SECTION 11.7. PHYSICAL SECURITIES PURCHASED IN PART.

          Any Physical Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such CODES, without service charge, new CODES, of any authorized denomination as requested by such Holder in principal amount equal to, and in exchange for, the portion of the principal amount of the CODES so surrendered which is not purchased.

          SECTION 11.8. COVENANT TO COMPLY WITH SECURITIES LAWS UPON REPURCHASE OF SECURITIES.

          When complying with the provisions of this Article 11 (if such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), the Company shall (a) comply with Rule 13e-4 and Rule 14e-1 under the Exchange Act, (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act and (c) otherwise comply with all federal and state securities laws so as to permit the rights and obligations under this Article 11 to be exercised in the time and in the manner specified in this Article 11.

          SECTION 11.9. REPAYMENT TO THE COMPANY. The Trustee and the Paying Agent shall return to the Company upon written request any cash that remains unclaimed, together with interest or dividends, if any, thereon (subject to the provisions of Section 5.4), held by them for the payment of the Repurchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 11.5 exceeds the aggregate Repurchase Price of the CODES or portions thereof which the Company is obligated to purchase on the purchase date then, unless otherwise agreed in writing with the Company, promptly after



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


the Business Day following such purchase date, the Trustee or Paying Agent, as applicable, shall return any such excess to the Company together with interest or dividends, if any, thereon, subject to the provisions of Section 5.4.

                                   ARTICLE 12

                            CONVERSION OF SECURITIES

          SECTION 12.1. CONVERSION PRIVILEGE. (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder, any CODES or any portion of the principal amount thereof which is an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion:

               (1) during any Conversion Period, if the Sale Price of the Common Stock for at least 20 Trading Days in the 30 consecutive Trading-Day period ending on the first day of the Conversion Period was more than 120% of the Conversion Price on that thirtieth trading day;

               (2) during the five Business-Day period following any 10 consecutive Trading-Day period in which the average of the Trading Prices for the CODES for that 10 Trading-Day Period was less than 105% of the average Conversion Value for the CODES during that period;

               (3) during any period in which the credit rating assigned to the CODES by either Moody's or Standard & Poor's is lower than Ba2 or BB+, respectively, in which the credit rating assigned to the CODES is suspended or withdrawn by either rating agency or in which neither rating agency continues to rate the CODES or provide ratings service or coverage to the Company;

               (4) if the Company has called the CODES for redemption; or

               (5) upon the occurrence of the corporate transactions specified in clause (b) of this Section 12.1.

          The Company shall determine on a daily basis whether the CODES shall be convertible as a result of the occurrence of an event specified in clause (1) or clause (2) above and, if the CODES shall be so convertible, the Company shall promptly deliver to the Trustee written notice thereof. Whenever the CODES shall become convertible pursuant to Section 12.1, the Company or, at the Company's written request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 14.2, and the Company shall also publicly announce such information and publish it on the Company's web site. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

          (b) In addition, in the event that:


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


          (1) (A) the Company distributes to all holders of its shares of Common Stock rights or warrants entitling them (for a period expiring within 60 days of the Record Date for such distribution) to subscribe for or purchase shares of Common Stock, at a price per share less than the Trading Price of the Common Stock on the Business Day immediately preceding the announcement of such distribution, (B) the Company distributes to all holders of its shares of Common Stock, cash or other assets, debt securities or rights or warrants to purchase its securities, where the Fair Market Value (as determined by the Board of Directors) of such distribution per share of Common Stock exceeds 10% of the Trading Price of a share of Common Stock on the Business Day immediately preceding the date of declaration of such distribution, or (C) a Change of Control occurs but Holders of CODES do not have the right to require the Company to purchase their CODES as a result of such Change of Control because either (i) the Trading Price of the Common Stock for specified periods (as described in the definition of Change of Control) exceeds specified levels (as described in the definition of Change of Control) or (ii) the consideration received in such Change of Control consists of Capital Stock that is freely tradeable and the CODES become convertible into that Capital Stock as specified in the definition of Change of Control, then, in each case, the CODES may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such right, which shall be not less than 20 days prior to the Ex-Dividend Time for such distribution, in the case of (A) or (B), or within 30 days after the occurrence of the Change of Control, in the case of (C), until the earlier of the close of business on the Business Day immediately preceding the Ex-Dividend Time or the date the Company announces that such distribution will not take place, in the case of (A) or
     (B), or the earlier of 30 days after the Company's delivery of the Repurchase Notice for Change of Control Repurchase Rights or the date the Company announces that the Change of Control will not take place, in the case of (C), or

          (2) the Company consolidates with or merges into another corporation, or is a party to a binding share exchange pursuant to which the shares of Common Stock would be converted into cash, securities or other property as set forth in Section 12.4 hereof, then the CODES may be surrendered for conversion at any time from and after the date which is 15 days prior to the date announced by the Company as the anticipated effective time of such transaction until 15 days after the actual date of such transaction.

          The Conversion Rate, at any time, shall equal (A) $1,000 divided by the Conversion Price at such time, rounded to three decimal places (rounded up if the fourth decimal place thereof is 5 or more and otherwise rounded down).

          SECTION 12.2. CONVERSION PROCEDURE; CONVERSION PRICE; FRACTIONAL
SHARES.

          (a) Each CODES shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The CODES will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted CODES, except as described in Section 12.9 hereof. The Company shall not issue any fraction of a share of Common Stock in connection with any conversion of CODES, but instead shall, subject to Section 12.3(h) hereof, make a cash payment


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


(calculated to the nearest cent) equal to such fraction multiplied by the Sale Price of the Common Stock on the last Trading Day prior to the date of conversion. Notwithstanding the foregoing, a CODES in respect of which a Holder has delivered a Company Notice exercising such Holder's option to require the Company to repurchase such CODES may be converted only if such notice of exercise is withdrawn in accordance with Section 11.3 hereof.

          (b) Before any Holder of a CODES shall be entitled to convert the same into Common Stock, such Holder shall, in the case of CODES issued in global form, comply with the procedures of the Depositary in effect at that time, and in the case of definitive CODES, surrender such CODES, duly endorsed to the Company or in blank, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place that such Holder elects to convert the same and shall state in writing therein the principal amount of CODES to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

          Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest on the CODES, as provided in Section 12.9, and all taxes or duties, if any, as provided in Section 12.8.

          If more than one CODES shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the CODES (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a CODES, or to such Holder's nominee or nominees, certificates for the number of full shares of Common Stock to which such Holder shall be entitled as aforesaid, together, subject to the last sentence of Section (a) above, with cash in lieu of any fraction of a share to which such Holder would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

          (c) A CODES shall be deemed to have been converted as of the close of business on the date of the surrender of such CODES for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date.

          (d) In case any CODES shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the CODES so surrendered, without charge to such Holder (subject to the provisions of Section 12.8 hereof), new CODES in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered CODES.



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          SECTION 12.3. ADJUSTMENTS OF CONVERSION PRICE FOR COMMON STOCK.

          The Conversion Price shall be adjusted from time to time as follows:

          (a) In case the Company shall, at any time or from time to time while any of the CODES are outstanding, pay a dividend or make a distribution in shares of Common Stock to all holders of its outstanding shares of Common Stock, then the Conversion Price in effect at the opening of business on the date following the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the Record Date fixed for such determination; and

          (2) the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution.

          Such reduction shall become effective immediately after the opening of business on the day following the Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 12.3(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall, at any time or from time to time while any of the CODES are outstanding, subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the Company shall, at any time or from time to time while any of the CODES are outstanding, combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased.

          Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (c) In case the Company shall, at any time or from time to time while any of the CODES are outstanding, issue rights or warrants (other than any rights or warrants referred to in Section 12.3(d)) to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share) less than the Sale Price on the Business Day immediately preceding the date of the announcement of such issuance (treating the conversion price per share of the securities convertible into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), then the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such date of announcement by a fraction:

          (1) the numerator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Sale Price of the Common Stock; and

          (2) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible).

          Such adjustment shall become effective immediately after the opening of business on the day following the date of announcement of such issuance. To the extent that shares of Common Stock (or securities convertible into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

          (d) In case the Company shall, at any time or from time to time while any of the CODES are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged), cash, shares of its capital stock (other than any dividends or distributions to which Section 12.3(a) applies), evidences of its Indebtedness or other assets, including securities, but excluding (i) any rights or warrants referred to in Section 12.3(c), (ii) dividends or distributions of stock, securities or other property or assets (including cash) in connection with a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.4 applies and (iii) dividends and distributions paid exclusively in cash (such capital stock, evidence of its indebtedness, cash, other assets or securities being distributed hereinafter in this Section 12.3(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to the third and fourth succeeding paragraphs and the last Section of this Section 12.3(d), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

          (1) the numerator of which shall be the Current Market Price of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the record date)(determined as provided in Section 12.3(g)) on such date; and

          (2) the denominator of which shall be such Current Market Price.

          Such reduction shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price pursuant to Section 12.3(g) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the Holders.

          In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company's Subsidiaries (a "SPIN-OFF"), the Fair Market Value of the securities to be distributed shall equal the average of the closing sale prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading Days commencing on and including the sixth day of trading of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Sale Price for the Common Stock on the same Trading Day.

          Rights or warrants distributed by the Company to all holders of its shares of Common Stock entitling them to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"), (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 12.3(d) (and no adjustment to the Conversion Price under this Section 12.3(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof).

In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Price under this Section 12.3(d):

          (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of shares of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of shares of Common Stock as of the date of such redemption or repurchase; and

          (2) in the case of such rights or warrants which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          For purposes of this Section 12.3(d) and Sections 12.3(a), 12.3(b) and 12.3(c), any dividend or distribution to which this Section 12.3(d) is applicable that also includes (i) shares of Common Stock, (ii) a subdivision or combination of shares of Common Stock to which Section 12.3(b) applies or (iii) rights or warrants to subscribe for or purchase shares of Common Stock to which
Section 12.3(c) applies (or any combination thereof), shall be deemed instead to be:

          (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision or combination or such rights or warrants to which Sections 12.3(a), 12.3(b) and 12.3(c) apply, respectively (and any Conversion Price reduction required by this Section 12.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

          (2) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights or warrants (and any further Conversion Price reduction required by Sections 12.3(a), 12.3(b) and 12.3(c) with respect to such dividend or distribution shall then be made), except:

               (A) the Record Date of such dividend or distribution shall be substituted as (i) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 12.3(a), (ii) "the day upon which such subdivision becomes effective" and "the day upon which such combination becomes effective" within the meaning of Section 12.3(b), and (iii) as "the date fixed for the determination of stockholders entitled to receive such rights or warrants," "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of
          Section 12.3(c); and

               (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of
          Section 12.3(a) and any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

          In the event of any distribution referred to in this Section 12.3(d) in which (1) the Fair Market Value (as determined by the Board of Directors) of such distribution applicable to one share of Common Stock (determined as provided above) equals or exceeds the average of the Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution or (2) the average of the Sale Prices of the Common Stock over the ten consecutive Trading Day period ending on the Record Date for such distribution exceeds the Fair Market Value of such distribution by less than $1.00, then, in each such case, in lieu of an adjustment to the Conversion Price, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a CODES, in addition to shares of Common Stock, the kind and amount of such distribution such Holder would have received had such Holder converted such CODES immediately prior to the Record Date for determining the shareholders entitled to receive the distribution.

          In the event of any distribution referred to in Section 12.3(c) or 12.3(d), where, in the case of a distribution described in Section 12.3(d), the Fair Market Value of such distribution per share of Common Stock (as determined by the Board of Directors) exceeds 10% of the Sale Price of a share of Common Stock on the Business Day immediately preceding the declaration date for such distribution, then, if such distribution would also trigger a conversion right under Section 12.1(b) or the CODES are otherwise convertible pursuant to this
Article 12, the Company will be required to give notice to the Holders of CODES at least 20 days prior to the Ex-Dividend Time for the distribution and, upon the giving of notice, the CODES may be surrendered for conversion at any time on and after the date that the Company gives notice to the Holders of such conversion right, until the close of business on the Business Day prior to the Ex-Dividend Time or the Company announces that such distribution will not take place. No adjustment to the Conversion Price or the ability of a Holder of a CODES to convert will be made if the Holder will otherwise participate in such distribution without conversion.

          (e) In case the Company shall, at any time or from time to time while any of the CODES are outstanding, by dividend or otherwise, distribute to all holders of its shares of Common Stock, cash (excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.4 applies or as part of a distribution referred to in Section 12.3(d)), in an aggregate amount that, combined together with:

          (1) the aggregate amount of any other such distributions to all holders of shares of Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.3(e) has been made; and

          (2) the aggregate amount of any cash, plus the Fair Market Value (as determined by the Board of Directors) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock concluded within the 12 months preceding the date of such distribution, and in respect of which no adjustment pursuant to Section 12.3(f) has been made;

exceeds 10% of the product of the Current Market Price of the Common Stock on the Record Date with respect to such distribution, times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction:

          (1) the numerator of which shall be equal to the Current Market Price on the Record Date, less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock outstanding on the Record Date; and

          (2) the denominator of which shall be equal to the Current Market Price on such date.

          However, in the event that the then Fair Market Value (as so determined) of the portion of cash and other securities, if any, so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a CODES (or any portion thereof) the amount of cash in excess of such 10% such Holder would have received had such Holder converted such CODES (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of shares tendered) of an aggregate consideration having a Fair Market Value (as determined by the Board of Directors) that combined together with:

          (1) the aggregate amount of the cash, plus the Fair Market Value (as determined by the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the shares of Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this
     Section 12.3(f) has been made; and

          (2) the aggregate amount of any distributions to all holders of shares of Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.3(e) has been made;

exceeds 10% of the product of the Current Market Price of the Common Stock as of the last time (the "EXPIRATION TIME") tenders could have been made pursuant to such tender offer (as it may be amended), times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time (such excess, the "EXCESS AMOUNT"), then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

          (1) the numerator of which shall be the (x) the product of (i) the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, less (y) the Excess Amount; and

          (2) the denominator shall be the product of the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

          Such reduction (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such (or such portion of the) tender offer had not been made. If the application of this Section 12.3(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.3(f).

          Pursuant to rights issued under the Company's preferred share purchase rights plan, if holders of the CODES exercising the right of conversion attaching after the date the rights separate from the underlying Common Stock are not entitled to receive the rights that would otherwise be attributable to the shares of Common Stock received upon conversion, the Conversion Price will be adjusted as though the rights were being distributed to holders of Common Stock on the date of such separation. If such an adjustment is made and the rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the conversion price on an equitable basis.

          (g) For purposes of this Article 12, the following terms shall have the meanings indicated:

          "CURRENT MARKET PRICE" on any date means the average of the daily Sale Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such date; provided, however, that if:

          (1) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the

     Conversion Price pursuant to Section 12.3(a), (b), (c), (d), (e) or (f) occurs during such ten consecutive Trading Days, the Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by dividing such Sale Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event;

          (2) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.3(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event; and

          (3) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Sale Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.3(d), (e) or (f)) of the evidences of Indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 12.3(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.3(a), (b), (c), (d),
(e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by dividing such Sale Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

          (1) with respect to any issuance or distribution, means the first date on which the shares of Common Stock trade regular way on the relevant exchange or in the relevant market from which the Sale Price was obtained without the right to receive such issuance or distribution;

          (2) with respect to any subdivision or combination of shares of Common Stock, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

          (3) with respect to any tender or exchange offer, means the first date on which the shares of Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.3, such adjustments shall be made to the Current Market

Price as may be necessary or appropriate to effectuate the intent of this
Section 12.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction (as determined by the Board of Directors, whose determination shall be conclusive).

          "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of shares of Common Stock have the right to receive any cash, securities or other property or in which the shares of Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (h) The Company shall be entitled to make such additional reductions in the Conversion Price, in addition to those required by Sections 12.3(a), (b),
(c), (d), (e) and (f), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States federal income tax purposes.

          (i) To the extent permitted by applicable law, the Company may, from time to time, reduce the Conversion Price by any amount for any period of time, if such period is at least 20 days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the register of the CODES maintained by the Registrar, at least 15 days prior to the date the reduced Conversion Price takes effect, a notice of the reduction stating the reduced Conversion Price and the period during which it will be in effect.

          (j) In any case in which this Section 12.3 shall require that any adjustment be made effective as of or retroactively immediately following a Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the statement referred to in Section 12.5) issuing to the Holder of any CODES converted after such Record Date the shares of Common Stock issuable upon such conversion over and above the shares of Common Stock issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (k) All calculations under this Section 12.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 12.3, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 12.3 shall be made successively whenever an event requiring such an adjustment occurs.

          (l) In the event that at any time, as a result of an adjustment made pursuant to this Section 12.3, the Holder of any CODES thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the CODES originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such CODES shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (k) of this
Section 12.3, and the provisions of Sections 12.1, 12.2 and 12.4 through 12.9 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

          (m) No adjustment shall be made pursuant to this Section 12.3 (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) if the Holders of the CODES may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 12.3.

          SECTION 12.4. CONSOLIDATION OR MERGER OF THE COMPANY.

     If any of the following events occurs, namely:

          (1) any reclassification or change of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

          (2) any merger, consolidation, statutory share exchange or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock; or

          (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that such CODES shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) which such Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such CODES been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance (provided, that if the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 12.4, the kind and amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, sale or conveyance for each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 12. If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the CODES as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the repurchase rights set forth in
Article 12 hereof.

          The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the register of the CODES maintained by the Registrar, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          The above provisions of this Section 12.4 shall similarly apply to successive reclassifications, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

          If this Section 12.4 applies to any event or occurrence, Section 12.3 shall not apply.

          SECTION 12.5. NOTICE OF ADJUSTMENT.

          Whenever an adjustment in the Conversion Price with respect to the CODES is required:

          (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section 14.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

          SECTION 12.6. NOTICE IN CERTAIN EVENTS.

          In case:

          (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

          (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (3) of any action triggering an adjustment of the Conversion Price referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the CODES in the manner provided in Section 14.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article 12, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article 12 is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger sale, conveyance, dissolution, liquidation or winding up.

          Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section 12.6.

          SECTION 12.7. COMPANY TO RESERVE STOCK; REGISTRATION; LISTING.

          (a) The Company shall, in accordance with the laws of the State of Wisconsin, at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the CODES, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all CODES then Outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such CODES would be held by a single Holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the CODES by delivery of purchased shares of Common Stock which are then held in the treasury of the Company. The Company covenants that all shares of Common Stock which may be issued upon conversion of CODES will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in
Section 12.8, taxes with respect to the issue thereof.

          (b) If any shares of Common Stock which would be issuable upon conversion of CODES hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange, the Company will, if permitted by the rules of such exchange, list and keep listed all Common Stock issuable upon conversion of the CODES, and the Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the CODES prior to such delivery upon any other national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

          SECTION 12.8. TAXES ON CONVERSION.

          The issue of stock certificates on conversion of CODES shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of CODES pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the CODES which are not so converted in a name other than that in which the CODES so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

          SECTION 12.9. CONVERSION AFTER RECORD DATE.

          Except as provided below, if any CODES are surrendered for conversion on any day other than an Interest Payment Date, the Holder of such CODES shall not be entitled to receive any Interest (including Contingent Interest) that has accrued on such CODES since the prior Interest Payment Date. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with this Article 12, any accrued and unpaid Interest (including Contingent Interest) on such CODES will be deemed to have been paid in full.

          If any CODES are surrendered for conversion subsequent to the Record Date preceding an Interest Payment Date but on or prior to such Interest Payment Date, the Holder of such CODES at the close of business on such Record Date shall receive the Interest (including Contingent Interest) payable on such CODES on such Interest Payment Date notwithstanding the conversion thereof. CODES surrendered for conversion during the period from the close of business on any Record Date preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of CODES which have been called for redemption on a Redemption Date within such period) be accompanied by payment by Holders, for the account of the Company, in New York Clearing House funds or other funds of an amount equal to the Interest (including Contingent Interest) payable on such Interest Payment Date on the CODES being surrendered for conversion. Except as provided in this Section 12.9, no adjustments in respect of payments of Interest (including Contingent Interest) on CODES surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any CODES.

          SECTION 12.10. COMPANY DETERMINATION FINAL.

          Any determination that the Company or the Board of Directors must make pursuant to this Article 12 shall be conclusive if made in good faith and in accordance with the provisions of this Article 12, absent manifest error, and set forth in a Board Resolution.

          SECTION 12.11. RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

          The Trustee has no duty to determine when an adjustment under this
Article 12 should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of CODES. The Trustee shall not be responsible for any failure of the Company to comply with this Article 12. Each Conversion Agent other than the Company shall have the same protection under this Section 12.11 as the Trustee.

          The rights, privileges, protections, immunities and benefits given to the Trustee under this Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each Paying Agent or Conversion Agent acting hereunder.

          SECTION 12.12. UNCONDITIONAL RIGHT OF HOLDERS TO CONVERT.

          Notwithstanding any other provision in this Indenture, the Holder of any CODES shall have the right, which is absolute and unconditional, to convert its CODES in accordance with this Article 12 and to bring an action for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

                                   ARTICLE 13

                              SUBSIDIARY GUARANTEES

          SECTION 13.1. AGREEMENT TO GUARANTEE.

          The Guarantors, jointly and severally, hereby agree as follows:

          (a) The Guarantors unconditionally guarantee to each Holder of a CODES authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, regardless of the validity and enforceability of the Indenture, the Securities or the Obligations of the Company under this Indenture or the Securities, that:

               (1) the principal of, Interest (including Contingent Interest) on the CODES will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, Interest (including Contingent Interest) and Additional Amounts, if any, on the CODES, to the extent lawful, and all other Obligations of the Company to the Holders or the Trustee thereunder or under this Indenture will be promptly paid in full, all in accordance with the terms thereof; and

               (2) in case of any extension of time for payment or renewal of any CODES or any of such other Obligations, that the same will be promptly paid in full when due in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          (b) Notwithstanding the foregoing, in the event that the Guarantees would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant jurisdiction, the liability of the Guarantors under this Indenture shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

          SECTION 13.2. EXECUTION AND DELIVERY OF GUARANTEES.

          (a) To evidence the Guarantees set forth in this Indenture, the Guarantors hereby agree that a notation of such Guarantees shall be endorsed by an officer of each of the Guarantors on each CODES authenticated and delivered by the Trustee after the date hereof.

          (b) Notwithstanding the foregoing, the Guarantors hereby agree that the Guarantees set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each CODES a notation of such Guarantees.

          (c) If an Officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the CODES on which the Guarantees are endorsed, the Guarantees shall be valid nevertheless.

          (d) The delivery of any CODES by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Guarantees set forth in this Indenture on behalf of the Guarantors.

          (e) The Guarantors hereby, jointly and severally, agree that their obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the CODES with respect to any provisions of the Securities or the Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (f) The Guarantors hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantees made pursuant to this Indenture will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.

          (g) If any Holder or the Trustee is required by any court or otherwise to return to the Company or the Guarantors, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Holder, the Guarantees made pursuant to this Indenture, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (h) The Guarantors agree that they shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantors further agree that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand:

               (1) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 4 of the Indenture for the purposes of the Guarantees made pursuant to this Indenture, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby; and

               (2) in the event of any declaration of acceleration of such obligations as provided in Article 4 of the Indenture, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of the Guarantees made pursuant to this Indenture.

               (3) The Guarantors shall have the right to seek contribution from any other non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Guarantees made pursuant to this Indenture.

          SECTION 13.3. RELEASES.

          (a) Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of the Guarantors), all Liens, if any, in favor of the Trustee in the assets sold thereby shall be released. If the assets sold in such sale or other disposition include all or substantially all of the assets of the Guarantors or all of the Capital Stock of the Guarantors, then the Guarantors (in the event of a sale or other disposition of all of the Capital Stock of any of the Guarantors) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of any of the Guarantors) shall be released from and relieved of their obligations under this Indenture and their Guarantees made pursuant hereto. Upon delivery by the Company to the Trustee of an Officers' Certificate to the effect that such sale or other disposition was made by the Company or the Guarantors, as the case may be, in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Indenture and the Guarantees made pursuant hereto. If the Guarantors are not released from their obligations under the Guarantees, they shall remain liable for the full amount of principal of and Interest

(including Contingent Interest) on the CODES and for the other obligations of the Guarantors under this Indenture.

          (b) Upon the designation of any of the Guarantors as an Excluded Subsidiary in accordance with the terms of the Indenture, such Guarantor shall be released and relieved of the obligations under this Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such designation of such Guarantor as an Excluded Subsidiary was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its Guarantee. The Guarantors not released from their obligations under the Guarantees shall remain liable for the full amount of principal of and Interest (including Contingent Interest) on the CODES and for the other obligations of any of the Guarantors under this Indenture.

          SECTION 13.4. NO RECOURSE AGAINST OTHERS.

     No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guarantors, as such, shall have any liability for any obligations of the Company or any Guarantor under the CODES, any Guarantees, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the CODES by accepting a CODES waives and releases all such liability. The waiver and release are part of the consideration for issuance of the CODES. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          SECTION 13.5. FUTURE SUBSIDIARY GUARANTEES.

          (a) The CODES shall be initially guaranteed by all of the Company's U.S. Subsidiaries that are Subsidiaries on the date of this Indenture, other than Subsidiaries that are inactive, in the process of liquidation or own less than $1,000,000 in assets.

          (b) (1) After the date of this Indenture and prior to the date upon which an initial Shelf Registration Statement is first declared effective by the Securities and Exchange Commission and after the date upon which the Company is no longer required to keep a Shelf Registration Statement effective under the Registration Rights Agreement, the Company shall cause each newly created or acquired Subsidiary which becomes a guarantor under the Credit Agreement to promptly execute and deliver to (A) the Trustee a Guarantee substantially in the form of the Supplemental Indenture attached as Exhibit G hereto pursuant to which such Subsidiary shall unconditionally guarantee, on a joint and several basis, the full and prompt payment of the principal, Interest (including Contingent Interest), if any, and Additional Amounts with respect to the CODES and (B) the Holders an acknowledgement that such Subsidiary shall become a party to the Registration Rights Agreement.

          (2) During the period following the effective date of the Shelf Registration Statement and prior to the date upon which the Company is no longer required to keep the Shelf Registration Statement effective under the Registration Rights Agreement, the Company shall cause each Subsidiary created or acquired by it and which becomes a guarantor under the Credit

Agreement to execute and deliver to (A) the Trustee on or before the next following Roll-up Date a similar Guarantee substantially in the form of the Supplemental Indenture attached as Exhibit G hereto and (B) the Holders an acknowledgement that such Subsidiary shall become a party to the Registration Rights Agreement.

                                   ARTICLE 14

                     OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 14.1. TRUST INDENTURE ACT CONTROLS.

          This Indenture is subject to the provisions of the TIA which are required to be part of this Indenture, and shall, to the extent applicable, be governed by such provisions.

          SECTION 14.2. NOTICES.

          Any notice or communication to the Company or the Trustee is duly given if in writing (which may be by facsimile with the original to follow) and delivered in person or mailed by first-class mail to the address set forth below:

          (a) if to the Company or to any Guarantor:

          Apogent Technologies Inc.
          48 Congress Street
          Portsmouth, New Hampshire 03801
          Attn: Investor Relations
          Fax: (603)431-0860
          Telephone: (603)433-6131

With a copy to:

          Quarles & Brady LLP
          411 East Wisconsin Avenue
          Milwaukee, Wisconsin 53202

          Attn.: Joe Masterson, Esq.
          Fax: (414)271-3552
          Telephone: (414)277-5169

          (b) if to the Trustee:

          The Bank of New York
          101 Barclay Street, Floor 21 West
          New York, New York 10286
          Attn: Corporate Trust Administration
          Fax: (212)815-5915
          Telephone: (212)815-2588

The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication to a Holder shall be mailed by first class mail to his address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in such notice or communication shall not affect its sufficiency with respect to other Holders. If the company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time

If a notice or communication is mailed or sent in the manner provided above within the time prescribed it is duly given as of the date it is mailed, whether or not the addressee receives it, except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

          SECTION 14.3. COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

          Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under the Securities or this Indenture. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

          SECTION 14.4. ACTS OF HOLDERS OF CODES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of CODES may be embodied in and evidenced by:

               (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing;

               (2) the record of Holders of CODES voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of CODES duly called and held in accordance with the provisions of Article 8; or

               (3) a combination of such instruments and any such record.

Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders of CODES signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee, and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any CODES shall bind every future Holder of the same CODES and the Holder of every CODES issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such CODES.

          SECTION 14.5. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished; provided however, that, at any time that an Opinion of Counsel is required to be delivered hereunder, the opining counsel may, with the consent of the Trustee, deliver the Opinion of Counsel in question addressed to a party other than the Trustee with text to the effect that the Trustee may rely on such opinion rather than by delivering a separate Opinion of Counsel to the Trustee directly.

          SECTION 14.6. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion on behalf of the Company, has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 14.7. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 14.8. SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 14.9. SEPARABILITY CLAUSE.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 14.10. BENEFITS OF INDENTURE.

          Nothing contained in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

          SECTION 14.11. GOVERNING LAW.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          SECTION 14.12. COUNTERPARTS.

          This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

          SECTION 14.13. LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any CODES or the last day on which a Holder of a CODES has a right to convert such CODES shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the CODES) payment of interest, if any, or principal or conversion of the CODES, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or at the Stated Maturity or on such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as applicable.

          SECTION 14.14. RECOURSE AGAINST OTHERS.

          No recourse for the payment of the principal or interest, if any, on any CODES, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director or manager, as such, past, present or future, of the Company of any successor entity to either the Company, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                        APOGENT TECHNOLOGIES INC.


                        By: /s/ Michael K. Bresson
                            ----------------------------------------------------
                            Name: Michael K. Bresson
                            Title: Executive Vice President, General Counsel and Secretary


                        APOGENT FINANCE COMPANY
                        APPLIED BIOTECH, INC.
                        BARNSTEAD THERMOLYNE
                         CORPORATION
                        BIOROBOTICS INC.
                        CHASE SCIENTIFIC GLASS, INC.
                        CONSOLIDATED TECHNOLOGIES, INC.
                        ERIE SCIENTIFIC COMPANY
                        ERIE SCIENTIFIC COMPANY OF PUERTO
                         RICO
                        ERIE UK HOLDING COMPANY
                        EVER READY THERMOMETER CO., INC.
                        GENEVAC INC.
                        G&P LABWARE HOLDINGS INC.
                        LAB-LINE INSTRUMENTS, INC.
                        LAB VISION CORPORATION
                        MATRIX TECHNOLOGIES CORPORATION
                        MICROGENICS CORPORATION
                        MOLECULAR BIOPRODUCTS, INC.
                        NALGE NUNC INTERNATIONAL
                         CORPORATION
                        NATIONAL SCIENTIFIC COMPANY
                        THE NAUGATUCK GLASS COMPANY
                        NERL DIAGNOSTICS CORPORATION
                        OWL SEPARATION SYSTEMS, INC.
                        REMEL INC.
                        RICHARD-ALLAN SCIENTIFIC COMPANY
                        ROBBINS SCIENTIFIC CORPORATION
                        SAMCO SCIENTIFIC CORPORATION
                        SYBRON TRANSITION CORP.
                        VACUUM PROCESS TECHNOLOGY, INC.

                        By /s/ Michael K. Bresson
                           ----------------------------------------------------
                           Name: Michael K. Bresson
                           Title: Secretary

                           THE BANK OF NEW YORK, AS TRUSTEE AND NOT
                           IN ITS INDIVIDUAL CAPACITY


                           By: /s/ Remo Reale
                               ------------------------------------------------
                               Name: Remo Reale
                               Title: Vice President

                                                                       EXHIBIT A

                                 [Face of CODES]

                            APOGENT TECHNOLOGIES INC.

     2.25% SENIOR CONVERTIBLE CONTINGENT DEBT SECURITIES (CODES(SM)) DUE 2021

CUSIP No. 03760AAD3

Registered No. ___                                Principal Amount: $300,000,000

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CODES MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

         APOGENT TECHNOLOGIES INC., a corporation duly organized and existing under the laws of Wisconsin (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of $_________ (_____________ Dollars) on October 15, 2021, and to pay Interest (including Contingent Interest) thereon from and including October 10, 2001 or from and including the most recent Interest Payment Date (as hereinafter defined) to which Interest (including Contingent Interest) has been paid or duly provided for, as the case may be.

         Interest (including Contingent Interest) will be paid semi-annually on April 15 and October 15 of each year (each, an "Interest Payment Date"), commencing April 15, 2002, at the rates per annum specified on the reverse hereof, until the principal hereof is paid or made available for payment. The Interest (including Contingent Interest) so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this CODES (or one or more predecessor CODES) is registered in the Security Register at the close of business on the Regular Record Date for such Interest (including Contingent Interest), which shall be the April 1 or October 1, as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such Interest (including Contingent Interest) not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this CODES (or one or more predecessor CODES) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of CODES not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the CODES may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         While this CODES is represented by one or more Book-Entry Notes registered in the name of the U.S. Depositary or its nominee, the Company will cause payments of principal and Interest (including Contingent Interest) on such Book-Entry Notes to be made to the U.S. Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the U.S. Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS CODES SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, or its successor as Trustee, or its Authenticating Agent, by manual signature of an authorized signatory, this CODES will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: October 10, 2001

                                           APOGENT TECHNOLOGIES INC.


                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------


                                           Attest:
                                                  ------------------------------



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the series of Debt Securities issued under the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee


By:
   --------------------------------------------
   Authorized Signatory

                               [Reverse of CODES]

                            APOGENT TECHNOLOGIES INC.

     2.25% SENIOR CONVERTIBLE CONTINGENT DEBT SECURITIES (CODES(SM)) DUE 2021

         SECTION 1. General. This CODES is one of a duly authorized issue of Debt Securities of the Company (herein called the "CODES"), issued and to be issued in one or more series under an Indenture, dated as of October 10, 2001, (the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the CODES and of the terms upon which the CODES are, and are to be, authenticated and delivered. This CODES is one of the Debt Securities of the series designated on the face hereof as "2.25% Senior Convertible Contingent Debt Securities (CODES(SM)) due 2021". The terms, conditions and provisions of the CODES are those stated in the Indenture, those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in this CODES. To the extent that the terms, conditions and other provisions of this CODES modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of the Indenture shall govern. All terms used in this CODES which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         SECTION 2. Interest and Payments. This CODES will bear Interest (i) prior to the occurrence of any Reset Transaction, at a rate of 2.25% per annum, and (ii) following the occurrence of a Reset Transaction, at the Adjusted Interest Rate related to such Reset Transaction to, but not including, the effective date of any succeeding Reset Transaction.

         In addition, Contingent Interest will accrue on this CODES during any six-month period from April 15 to October 14 and from October 15 to April 14, commencing with the six-month period beginning April 15, 2002, under the conditions specified in the Indenture at a rate equal the greater of (i) a per annum rate equal to 5.0% of the Company's estimated per annum borrowing rate for senior non-convertible, fixed rate Indebtedness with a Maturity comparable to this CODES and (ii) 0.30% per annum.

         Interest on this CODES, including Contingent Interest, will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Maturity. Except as provided below, Interest (including Contingent Interest) will be paid (i) if this CODES is represented by one or more Book-Entry Notes, to DTC in immediately available funds, (ii) if this CODES is represented by one or more certificated CODES having an aggregate principal amount at Maturity of $5,000,000 or less by check mailed to the Holders of such CODES and (iii) if this CODES is represented by one or more certificated CODES having an aggregate principal amount at Maturity of more than $5,000,000 by wire transfer in immediately available funds at the election of the Holders of such CODES. Principal will be paid (i) if this CODES is represented by one or more Book-Entry Notes, to DTC in immediately available funds or (ii) if this CODES is represented by one or more certificated CODES, at our office or agency in New York City, which initially will be the office or agency of the trustee in New York City.

         Payments on this CODES with respect to any Interest Payment Date or Maturity will include Interest (including Contingent Interest) accrued from and including the original date of issuance, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, to but excluding such Interest Payment Date or Maturity. Interest (including Contingent Interest) on this CODES will be computed and paid (i) for any full semi-annual period, on the basis of a 360-day year of twelve 30-day months and
(ii) for any period shorter than a full semi-annual period for which Interest (including Contingent Interest) is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

         Except as provided below, if any CODES is surrendered for conversion on any day other than an Interest Payment Date, the Holder of such CODES shall not be entitled to receive any Interest (including Contingent Interest) that has accrued on such CODES since the prior Interest Payment Date. By delivery to the Holder of the number of shares of Common Stock or other consideration issuable upon conversion in accordance with Indenture, any accrued and unpaid Interest (including Contingent Interest) on such CODES shall be deemed to have been paid in full.

         If any CODES is surrendered for conversion subsequent to the Regular Record Date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except CODES called for redemption on a Redemption Date between such Regular Record Date and Interest Payment Date), the Holder of such CODES at the close of business on such Regular Record Date shall be entitled to receive the Interest (including Contingent Interest) payable on such CODES on such Interest Payment Date notwithstanding the conversion thereof. Any CODES surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of CODES which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds of an amount equal to the Interest (including Contingent Interest) payable on such Interest Payment Date on the CODES being surrendered for conversion. Except as provided in this Section 2 or in Indenture, no adjustments in respect of payments of Interest (including Contingent Interest) on any CODES surrendered for conversion or any dividends or distributions or Interest (including Contingent Interest) on the Common Stock issued upon conversion shall be made upon the conversion of any CODES.

         All percentages resulting from any calculation with respect to this CODES will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all dollar amounts used in or resulting from any such calculation with respect to this CODES will be rounded to the nearest cent (with one-half cent being rounded upward).

         If an Interest Payment Date or Maturity for this CODES falls on a day that is not a Business Day, payment of principal and Interest (including Contingent Interest) to be made on such day with respect to this CODES will be made on the next day that is a Business Day with the same force and effect as if made on the due date, and no additional interest will be payable on the date of payment for the period from and after the due date as a result of such delayed payment.

         SECTION 3. Redemption. This CODES is subject to redemption at the option of the Company, at any time on or after October 20, 2004, in whole or from time to time in part in increments of $1,000 or an integral multiple of $1,000 (provided that any remaining principal amount hereof shall be an authorized denomination), at a Redemption Price equal to 100% of the principal amount, plus accrued and unpaid Interest, including Contingent Interest, to, but excluding, the Redemption Date. However, payments due with respect to this CODES on or prior to the Redemption Date will be payable to the Holder of this CODES of record at the close of business on the relevant Regular Record Date specified on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption, at least 20 but not more than 60 calendar days prior to the date of redemption, in accordance with the provisions of the Indenture. In the event of redemption of this CODES in part only, this CODES will be cancelled and new CODES representing the unredeemed portion hereof will be issued in the name of the Holder hereof.

         SECTION 4. Conversion. Subject to and in compliance with the provisions of the Indenture, a Holder is entitled, at such Holder's option, to convert the Holder's CODES (or any portion of the principal amount thereof that is $1,000 or an integral multiple $1,000), into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect at the time of conversion.

         The Company will notify Holders of any event triggering the right to convert the CODES as specified above in accordance with the Indenture.

         A CODES in respect of which a Holder has delivered a Repurchase Notice exercising the option of such Holder to require the Company to repurchase such CODES may be converted only if such notice of exercise is withdrawn in accordance with the terms of the Indenture.

         The initial Conversion Rate is 32.7955 shares of Common Stock per $1,000 principal amount of CODES (a Conversion Price of approximately $30.49 per share), subject to adjustment in certain events described in the

Indenture. A Holder which surrenders CODES for conversion will receive cash or a check in lieu of any fractional share of Common Stock. The Company from time to time may voluntarily reduce the Conversion Price.

         To surrender a CODES for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the CODES to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4) pay any transfer or similar tax, if required.

         No fractional shares of Common Stock shall be issued upon conversion of any CODES. Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such CODES, the Company shall pay a cash adjustment as provided in the Indenture.

         No payment or adjustment will be made for dividends on the shares of Common Stock, except as provided in the Indenture.

         If the Company (i) is a party to a consolidation, merger or binding share exchange (ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a CODES into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person.

         SECTION 5. Repurchase By the Company at the Option of the Holder. Subject to the terms and conditions of the Indenture and at the option of the Holder, on October 20, 2004 and on October 15, 2006, 2011 and 2016, the Company shall become obligated to purchase all of such Holder's CODES, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000, at a Repurchase Price equal to 100% of the principal amount of the CODES to be repurchased, plus accrued and unpaid Interest (including Contingent Interest) to, but excluding, October 20, 2004 and October 15, 2006, 2011 and 2016, as the case may be. In addition, subject to the terms and conditions of the Indenture and at the option of the Holder, following the occurrence of a Change of Control, the Company shall become obligated to purchase all of such Holder's CODES, or any portion of the principal amount thereof that is equal to any integral multiple of $1,000, on the date that is 45 days after the date of the Company Notice given in connection with such Change of Control at a repurchase price equal to 100% of the principal amount of the CODES to be repurchased, plus accrued and unpaid Interest (including Contingent Interest) to, but excluding, the Change of Control Repurchase Date.

         To exercise such Repurchase Right a Holder shall deliver to the Trustee a Repurchase Notice containing the information set forth in the Indenture, at any time on or prior to the close of business on the date that is 20 Business Days prior to the applicable Repurchase Date and shall deliver to the Paying Agent the CODES to be repurchased as set forth in the Indenture

         Holders have the right to withdraw any Repurchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

         If cash sufficient to pay the Repurchase Price of all CODES or portions thereof to be purchased as of the Repurchase Date is deposited with the Paying Agent on the Business Day following the applicable Repurchase Date, Interest (including Contingent Interest) ceases to accrue on such CODES (or portions thereof) immediately after such applicable repurchase date, and the Holder thereof shall have no other rights as such other than the right to receive the Repurchase Price upon surrender of such CODES.

         SECTION 6. Tax Treatment. The Company agrees, and by acceptance of a beneficial ownership interest in the CODES each beneficial holder of CODES will be deemed to have agreed, for United States federal income tax purposes (1) to treat the CODES as indebtedness that is subject to Treas. Reg. Sec. 1.1275-4 (the "Contingent Payment Regulations") and, for purposes of the Contingent Payment Regulations, to treat the fair market value of any stock beneficially received by a beneficial holder upon any conversion of the CODES as a contingent payment and (2) to be bound by the Company's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Payment Regulations, with respect to the CODES. A Holder of CODES may obtain the amount of original issue discount, issue date, yield to maturity, comparable yield and projected payment schedule by submitting a written request for it to the Company a the following address: Apogent Technologies Inc., 48 Congress Street, Portsmouth, New Hampshire 03801, Attention: Investor Relations.

         SECTION 7. Paying Agent, Conversion Agent and Registrar. The Bank of New York will act as Paying Agent, Conversion Agent and Security Registrar. The Company may appoint and change any Paying Agent, Conversion Agent or Security Registrar without notice, other than notice to the Trustee; provided, that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan, which shall initially be an office or agency of the Trustee. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Conversion Agent or Registrar.

         SECTION 8. Sinking Fund. This CODES is not subject to a sinking fund.

         SECTION 9. Events of Default. If any Event of Default with respect to CODES shall occur and be continuing, the principal of all the CODES may be declared due and payable in the manner and with the effect provided in the Indenture.

         SECTION 10. Modification or Waiver; Obligation of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the CODES at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding CODES. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Outstanding CODES, on behalf of the Holders of all CODES, to waive, with respect to the CODES, compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this CODES will be conclusive and binding upon such Holder and upon all future Holders of this CODES and of any CODES issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this CODES.

         No reference herein to the Indenture and no provision of this CODES or of the Indenture will alter or impair the obligations of the Company, which are absolute and unconditional, to pay the principal of, and Interest (including Contingent Interest) on this CODES at the times, places and rates herein prescribed and to convert this CODES in accordance with the Indenture.

         SECTION 11. Discharge, Legal Defeasance and Covenant Defeasance. The provisions contained in the Indenture relating to defeasance at any time of (a) the entire indebtedness of the Company on this CODES and (b) certain restrictive covenants and the related Events of Default upon compliance by the Company with certain conditions specified therein, will not apply to this CODES.

         SECTION 12. Authorized Denominations. The CODES are issuable only in global or certificated registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the CODES are exchangeable for a like aggregate principal amount of CODES with a like Stated Maturity and with like terms and conditions of a different authorized denomination, as requested by the Holder surrendering the same.

         SECTION 13. Registration of Transfer. As provided in the Indenture and subject to certain limitations therein specified and to the limitations described below, if applicable, the transfer of this CODES is registerable in the Security Register upon surrender of this CODES for registration of transfer at the office or agency of the Company maintained for that purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (which will initially be the Trustee at its principal corporate trust office located in the Borough of Manhattan, The City of New York), duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new CODES of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         This CODES is exchangeable for certificated CODES only upon the terms and conditions provided in the Indenture. Except as provided in the Indenture, owners of beneficial interests in this Book-Entry Note will not be entitled to receive physical delivery of CODES in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         SECTION 14. Owners. Prior to due presentment of this CODES for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this CODES is registered as the owner hereof for all purposes, whether or not this CODES be overdue and notwithstanding any notation of ownership or other writing hereon, and none of the Company, the Trustee or any such agent will be affected by notice to the contrary.

         SECTION 15. Governing Law. The Indenture and the CODES will be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.

         SECTION 16. Defined Terms. All terms used in this CODES which are defined in the Indenture will have the meanings assigned to them in the Indenture unless otherwise defined herein; and all references in the Indenture to "Debt Security" or "Debt Securities" will be deemed to include the CODES.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, will be construed as though they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT                 Custodian
                                   ---------------------------------------------
                                   (Cust)                                (Minor)

                                         Under Uniform Gifts to Minors Act
                                   ---------------------------------------------
                                                   (State)

               Additional abbreviations may also be used though not in the above list.

                  The Guarantors (as defined in the Indenture referred to in the CODES upon which this notation is endorsed and each hereinafter referred to as a "Guarantor," which term includes any successor person under the Indenture) have unconditionally guaranteed on a senior unsecured basis (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and Interest (including Contingent Interest) on the CODES, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the CODES, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article 13 of the Indenture and (ii) in case of any extension of time of payment or renewal of any CODES or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No stockholder, officer, director, employee or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director, employee or incorporator.

                  The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the CODES upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                  APOGENT FINANCE COMPANY
                                  APPLIED BIOTECH, INC.
                                  BARNSTEAD THERMOLYNE
                                   CORPORATION
                                  BIOROBOTICS INC.
                                  CHASE SCIENTIFIC GLASS, INC.
                                  CONSOLIDATED TECHNOLOGIES, INC.
                                  ERIE SCIENTIFIC COMPANY
                                  ERIE SCIENTIFIC COMPANY OF PUERTO
                                   RICO
                                  ERIE UK HOLDING COMPANY
                                  EVER READY THERMOMETER CO., INC.
                                  GENEVAC INC.
                                  G&P LABWARE HOLDINGS INC.
                                  LAB-LINE INSTRUMENTS, INC.
                                  LAB VISION CORPORATION
                                  MATRIX TECHNOLOGIES CORPORATION
                                  MICROGENICS CORPORATION
                                  MOLECULAR BIOPRODUCTS, INC.
                                  NALGE NUNC INTERNATIONAL
                                   CORPORATION
                                  NATIONAL SCIENTIFIC COMPANY
                                  THE NAUGATUCK GLASS COMPANY
                                  NERL DIAGNOSTICS CORPORATION
                                  OWL SEPARATION SYSTEMS, INC.
                                  REMEL INC.
                                  RICHARD-ALLAN SCIENTIFIC COMPANY
                                  ROBBINS SCIENTIFIC CORPORATION
                                  SAMCO SCIENTIFIC CORPORATION
                                  SYBRON TRANSITION CORP.
                                  VACUUM PROCESS TECHNOLOGY, INC.


                                  By:
                                     -------------------------------------------

                                                                       EXHIBIT B

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint __________ to transfer this Security on the books of the Company. The agent may substitute another to act for him.

                         Your Name:
                                   ---------------------------------------------
                                   (Print your name exactly as it appears on the face of this Security)

                         Dated:
                               -------------------------------------------------


          Your Signature:
                         -------------------------------------------------------
                         (Sign exactly as your name appears on the face of this Security)

Signature Guarantee*:
                     -----------------------------------------------------------


----------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                  In connection with any transfer of this Security occurring prior to the date which is the end of the period referred to in Rule 144(k) under the Securities Act (other than a transfer pursuant to an effective registration statement under the Securities Act) , the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

                  [ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

                  [ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and 2.9 of the Indenture shall have been satisfied.

                  Dated:
                        -------------------------

                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                        Signature Guarantee:
                                            ------------------------------------
                        Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  Dated:
                        --------------------------------------

                  NOTICE: To be executed by an executive officer.

                                                                       EXHIBIT C

                REPURCHASE NOTICE FOR OPTIONAL REPURCHASE RIGHTS

     (1) Pursuant to Article Eleven of the Indenture, dated as of October 10, 2001, to the Indenture, the undersigned hereby requests and instructs the Company to repurchase this CODES, or any portion of the principal amount hereof (which is $1,000 in principal amount or an integral multiple of $1,000), below designated, in accordance with the terms and conditions specified in such Article Eleven.

     (2) The undersigned hereby directs the Trustee or the Company to pay the undersigned an amount in cash equal to 100% of the principal amount to be repurchased (as set forth below), plus accrued and unpaid Interest, including Contingent Interest, to the Optional Repurchase Date (the "Optional Repurchase Price"), as provided in the Indenture.

     (3) The undersigned elects (check one):

            [ ] to receive the Optional Repurchase Price with respect to the following portions of the following CODES:

                 CODES certificate number:  __________

                 Principal amount to be repurchased (if less than all): $______

                 Remaining principal amount after repurchase: $__________

            [ ] to receive the Optional Repurchase Price with respect to the full principal amount of all of the CODES that are subject to this notice.


         Notice: If the Holder fails to make an election, the Holder shall be deemed to have elected to receive the Optional Repurchase Price for the full principal amount of all of the CODES subject to this notice.

  Dated:
        -----------------               ----------------------------------------

                                        ----------------------------------------
                                        Signature(s)


  Signature(s) must be guaranteed by an Eligible Guarantor
  Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


  ----------------------------------------------
  [Signature Guaranteed]

  If only a portion of this CODES is to be repurchased, please indicate:

  1.  Principal amount to be repurchased: $___________


  2.  Remaining principal amount after repurchase:

  $______________

  ------------------------------------------------
  Social Security or Other Taxpayer Identification Number

                                                                       EXHIBIT D

            REPURCHASE NOTICE FOR CHANGE OF CONTROL REPURCHASE RIGHTS

TO:  Apogent Technologies Inc.
     48 Congress Street
     Portsmouth, New Hampshire  03801

         Pursuant to the Indenture among Apogent Technologies Inc. (the "Company"), the subsidiary guarantors parties thereto and The Bank of New York, as Trustee, dated October 10, 2001 (the "Indenture"), as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof, the undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from the Company as to the occurrence of a Change of Control (as defined in the Indenture) with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with Interest (including Contingent Interest) accrued and unpaid to, but excluding, such date, to the registered holder hereof.

         Your Name:
                   -------------------------------------------------------------
                   (Print your name exactly as it appears on the face of this Security)

         Dated:
               -----------------------------------------------------------------

         Your Signature:
                        --------------------------------------------------------
                        (Sign exactly as your name appears on the face of this Security)

         Social Security or other Taxpayer Identification Number:
                                                                 ---------------

         Principal amount to be converted (if less than all): $
                                                               -----------------

Signature Guarantee*:
                     -----------









----------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                                                       EXHIBIT E

                            FORM OF CONVERSION NOTICE

TO:  Apogent Technologies Inc.
     48 Congress Street
     Portsmouth, New Hampshire  03801

         Pursuant to the Indenture among Apogent Technologies Inc. (the "Company"), the subsidiary guarantors parties thereto and The Bank of New York, as Trustee, dated October 10, 2001 (the "Indenture"), as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof, the undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. To the extent provided in the Indenture, any amount required to be paid to the undersigned on account of Interest (including Contingent Interest) accompanies this Security.

         Your Name:
                   -------------------------------------------------------------
                   (Print your name exactly as it appears on the face of this Security)

         Dated:
               -----------------------------------------------------------------

         Your Signature:
                        --------------------------------------------------------
                        (Sign exactly as your name appears on the face of this Security)

         Social Security or other Taxpayer Identification Number:
                                                                 ---------------

         Principal amount to be converted (if less than all): $
                                                               -----------------
         Signature Guarantee*:
                              --------------------------------------------------

         Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                (Street Address)

--------------------------------------------------------------------------------
                           (City, State and Zip Code)

----------
* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).



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



                                                                       EXHIBIT F

                              Rule 144A Certificate

To:  [__________________]

                  Re: Apogent Technologies Inc. (the "Company")


                  2.25% Senior Convertible Contingent Debt Securities due 2021 (the "Securities")

Ladies and Gentlemen:

                  Pursuant to the Indenture among Apogent Technologies Inc. (the "Company"), the subsidiary guarantors parties thereto and The Bank of New York, as Trustee, dated October 10, 2001 (the "Indenture"), as such Indenture is amended, modified or supplemented from time to time in accordance with the terms
thereof, and in connection with our proposed sale of $    aggregate Principal
Amount at Maturity of Securities, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"). We are aware that the transfer of Securities to us is being made in reliance on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. If the Company is not subject to Section 13 or 15(d) of the Exchange Act, prior to the date of this Certificate we have been given the opportunity to obtain from the Company the information referred to in Rule 144A(d)(4), and have either declined such opportunity or have received such information.

                  You and the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                Very truly yours,

                                [NAME OF PURCHASER]


                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                Address:


Date of this Certificate:
                         -----------  ---, ----

                                                                       EXHIBIT G

                FORM OF SUPPLEMENTAL INDENTURE TO ADD GUARANTORS

                  This Supplemental Indenture, dated as of [__________] (this "Supplemental Indenture" or "Guarantee"), among [name of future Guarantor] (the "New Guarantor"), Apogent Technologies Inc. (together with its successors and assigns, the "Company"), each other then existing Guarantor under the Indenture referred to below, and The Bank of New York, as Trustee under the Indenture referred to below.



                                   WITNESSETH:

                  WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of October 10, 2001 (as amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of an aggregate principal amount of $300 million of 2.25% Senior Convertible Contingent Debt Securities ("CODES") due 2021 of the Company (the "Securities");

                  WHEREAS, Section 13.5 of the Indenture provides that the Company is required to cause each Subsidiary created or acquired by the Company and which becomes a guarantor under the Credit Agreement to execute and deliver to the Trustee a Supplemental Indenture pursuant to which such Subsidiary will unconditionally guarantee, on a joint and several basis with the other Guarantors, the full and prompt payment of the principal of, Interest (including Contingent Interest) and Additional Amounts, if any, on the Securities on a senior basis; and

                  WHEREAS, pursuant to Section 7.1 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the other Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

                                   ARTICLE I

                                  Definitions

                  SECTION 1.1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term "Holders" in this Guarantee shall refer to the term "Holders" as defined in the Indenture and the Trustee acting on behalf or for the benefit of such holders. The words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                   ARTICLE II

                        Agreement to be Bound; Guarantee

                  SECTION 2.1. Agreement to be Bound. The New Guarantor hereby becomes a party to the Indenture as a Guarantor and as such will have all of the rights and be subject to all of the obligations and agreements of a Guarantor under the Indenture. The New Guarantor agrees to be bound by all of the provisions of the Indenture applicable to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture.

                  SECTION 2.2. Guarantee. The New Guarantor hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to each Holder of the Securities and the Trustee, the full and punctual payment when due, whether at maturity, upon redemption or repurchase, by declaration of acceleration or otherwise, of the Obligations pursuant to Article 13 of the Indenture on a senior basis and subject to the terms and conditions of the Indenture.

                                  ARTICLE III

                                 Miscellaneous

                  SECTION 3.1. Notices. All notices and other communications to the New Guarantor shall be given as provided in the Indenture to the New Guarantor, at its address set forth below, with a copy to the Company as provided in the Indenture for notices to the Company.

                  SECTION 3.2. Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

                  SECTION 3.3. Governing Law. This Supplemental Indenture shall be governed by the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  SECTION 3.4. Severability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

                  SECTION 3.5. Ratification of Indenture; Supplemental Indentures Part of Indenture; Trustee's Disclaimer. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

                  SECTION 3.6. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

                  SECTION 3.7. Headings. The headings of the Articles and the sections in this Guarantee are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                        [NEW GUARANTOR],


                                        as a Guarantor



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        THE BANK OF NEW YORK, as Trustee



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        APOGENT TECHNOLOGIES INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        [GUARANTORS]



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: